FIDELITY


(registered trademark)
NEW YORK
MUNICIPAL
FUNDS



SEMIANNUAL REPORT
JULY 31, 1997
CONTENTS

CHECK PAGE NUMBERS !!!



PRESIDENT'S MESSAGE                               3     NED JOHNSON ON INVESTING
                                                        STRATEGIES

FIDELITY NEW YORK MUNICIPAL INCOME FUND

                                                  4     PERFORMANCE

                                                  7     FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  10    INVESTMENT CHANGES

                                                  11    INVESTMENTS

                                                  19    FINANCIAL STATEMENTS

FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

                                                  23    PERFORMANCE

                                                  26    FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  29    INVESTMENT CHANGES

                                                  30    INVESTMENTS

                                                  37    FINANCIAL STATEMENTS

FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

                                                  41    PERFORMANCE

                                                  43    FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  45    INVESTMENT CHANGES

                                                  46    INVESTMENTS

                                                  55    FINANCIAL STATEMENTS

NOTES                                             59    NOTES TO THE FINANCIAL STATEMENTS

PROXY VOTING RESULTS                              63


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
FIDELITY NEW YORK MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997             PAST 6   PAST 1   PAST 5   PAST 10
                                        MONTHS   YEAR     YEARS    YEARS

Fidelity New York Municipal Income      6.48%    10.80%   39.33%   118.01%

Lehman Brothers New York 4 Plus Year    6.90%    11.72%   n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average   6.14%    9.96%    35.04%   112.88%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 4 Plus Year Municipal Bond Index - a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the New York municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 95 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                   PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

Fidelity New York Municipal Income            10.80%   6.86%    8.11%

Lehman Brothers New York 4 Plus Year          11.72%   n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         9.96%    6.17%    7.81%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970731 19970813 103546 S00000000000001
             NY Muni Income              LB Municipal Bond
             00071                       LB015
  1987/07/31      10000.00                    10000.00
  1987/08/31      10032.19                    10022.50
  1987/09/30       9467.18                     9652.97
  1987/10/31       9589.55                     9687.14
  1987/11/30       9780.26                     9940.07
  1987/12/31       9990.91                    10084.30
  1988/01/31      10439.73                    10443.51
  1988/02/29      10552.83                    10553.89
  1988/03/31      10276.47                    10431.47
  1988/04/30      10317.92                    10510.75
  1988/05/31      10369.06                    10480.37
  1988/06/30      10549.82                    10633.70
  1988/07/31      10619.46                    10703.03
  1988/08/31      10652.38                    10712.45
  1988/09/30      10875.08                    10906.35
  1988/10/31      11129.44                    11098.30
  1988/11/30      11011.33                    10996.64
  1988/12/31      11181.70                    11109.13
  1989/01/31      11314.99                    11338.87
  1989/02/28      11225.25                    11209.49
  1989/03/31      11203.97                    11182.70
  1989/04/30      11536.23                    11448.18
  1989/05/31      11741.09                    11685.96
  1989/06/30      11906.95                    11844.65
  1989/07/31      12013.87                    12005.86
  1989/08/31      11950.25                    11888.32
  1989/09/30      11899.38                    11852.90
  1989/10/31      11965.67                    11997.86
  1989/11/30      12137.65                    12207.82
  1989/12/31      12219.58                    12307.68
  1990/01/31      12151.93                    12249.46
  1990/02/28      12232.14                    12358.48
  1990/03/31      12200.56                    12362.19
  1990/04/30      12069.34                    12272.69
  1990/05/31      12340.98                    12540.60
  1990/06/30      12506.30                    12650.83
  1990/07/31      12715.52                    12836.80
  1990/08/31      12505.96                    12650.41
  1990/09/30      12503.80                    12657.62
  1990/10/31      12577.47                    12887.23
  1990/11/30      12802.16                    13146.39
  1990/12/31      12841.79                    13203.58
  1991/01/31      13016.01                    13380.77
  1991/02/28      13098.44                    13497.18
  1991/03/31      13160.60                    13502.04
  1991/04/30      13347.60                    13681.62
  1991/05/31      13443.49                    13803.25
  1991/06/30      13482.94                    13789.58
  1991/07/31      13694.50                    13957.54
  1991/08/31      13862.00                    14141.36
  1991/09/30      14100.15                    14325.48
  1991/10/31      14244.91                    14454.41
  1991/11/30      14307.33                    14494.74
  1991/12/31      14560.35                    14805.80
  1992/01/31      14434.36                    14839.55
  1992/02/29      14496.10                    14844.30
  1992/03/31      14516.98                    14849.80
  1992/04/30      14655.63                    14981.96
  1992/05/31      14880.94                    15158.30
  1992/06/30      15176.19                    15412.65
  1992/07/31      15647.55                    15874.72
  1992/08/31      15445.73                    15719.95
  1992/09/30      15537.49                    15822.75
  1992/10/31      15295.56                    15667.22
  1992/11/30      15648.64                    15947.82
  1992/12/31      15867.59                    16110.64
  1993/01/31      16062.62                    16298.01
  1993/02/28      16690.61                    16887.51
  1993/03/31      16512.06                    16709.01
  1993/04/30      16678.93                    16877.60
  1993/05/31      16785.01                    16972.45
  1993/06/30      17069.82                    17255.72
  1993/07/31      17085.18                    17278.33
  1993/08/31      17477.78                    17638.06
  1993/09/30      17659.76                    17838.96
  1993/10/31      17673.71                    17873.39
  1993/11/30      17485.70                    17715.93
  1993/12/31      17913.75                    18089.91
  1994/01/31      18103.21                    18296.50
  1994/02/28      17565.32                    17822.62
  1994/03/31      16664.79                    17096.88
  1994/04/30      16800.21                    17241.86
  1994/05/31      16982.16                    17391.35
  1994/06/30      16774.72                    17285.09
  1994/07/31      17128.90                    17601.92
  1994/08/31      17195.72                    17662.83
  1994/09/30      16853.28                    17403.54
  1994/10/31      16453.97                    17094.45
  1994/11/30      15948.75                    16785.38
  1994/12/31      16478.07                    17154.83
  1995/01/31      17056.89                    17645.11
  1995/02/28      17642.00                    18158.23
  1995/03/31      17844.61                    18366.87
  1995/04/30      17879.52                    18388.54
  1995/05/31      18525.43                    18975.32
  1995/06/30      18299.17                    18810.24
  1995/07/31      18409.70                    18988.56
  1995/08/31      18676.02                    19229.33
  1995/09/30      18772.95                    19351.05
  1995/10/31      19121.83                    19632.42
  1995/11/30      19482.52                    19958.12
  1995/12/31      19702.98                    20149.92
  1996/01/31      19835.18                    20302.05
  1996/02/29      19629.49                    20165.01
  1996/03/31      19336.55                    19907.30
  1996/04/30      19275.92                    19850.96
  1996/05/31      19266.09                    19843.02
  1996/06/30      19509.69                    20059.11
  1996/07/31      19677.26                    20241.65
  1996/08/31      19617.38                    20236.79
  1996/09/30      19945.19                    20520.11
  1996/10/31      20196.68                    20752.19
  1996/11/30      20578.16                    21131.96
  1996/12/31      20451.09                    21043.20
  1997/01/31      20474.09                    21082.97
  1997/02/28      20687.36                    21276.52
  1997/03/31      20359.98                    20992.90
  1997/04/30      20548.23                    21168.61
  1997/05/31      20909.55                    21486.99
  1997/06/30      21133.02                    21715.82
  1997/07/31      21801.48                    22317.35
IMATRL PRASUN   SHR__CHT 19970731 19970813 103551 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Municipal Income Fund on July 31, 1987. As the chart shows, by July 31, 1997, the value of the investment would have grown to $21,801 - a 118.01% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,317 - a 123.17% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX        YEARS ENDED JANUARY 31,
      MONTHS
      ENDED
      JULY 31,

      1997       1997                      1996   1995   1994   1993

Dividend returns 2.66% 5.20% 5.93% 5.27% 5.78% 6.74%

Capital appreciation returns 3.82% -1.98% 10.36% -11.05%  6.92%  4.54%

Total returns 6.48% 3.22% 16.29% -5.78% 12.70% 11.28%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED JULY 31, 1997              PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      5.29(cents)   31.32(cents)   62.98(cents)

Annualized dividend rate                 4.93%         5.11%          5.12%

30-day annualized yield                  4.51%         -              -

30-day annualized tax-equivalent yield   7.89%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.63 over the past one month, $12.35 over the past six months and $12.29 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses during the period shown, the yield and tax equivalent yield would have been 4.49% and 7.86%. FIDELITY NEW YORK MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Fidelity New York Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended July 31, 1997, the fund had a total return of 6.48%. That was better than the New York municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 6.14%. The fund's benchmark - the Lehman Brothers New York 4 Plus Year Municipal Bond Index - had a total return of 6.90%. For the year that ended July 31, 1997, the fund had a total return of 10.80%. By comparison, for the same one-year period the New York municipal debt funds average returned 9.96% and the Lehman Brothers index returned 11.72%.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. From the point of view of bond investors, there were plenty of reasons to be optimistic. The nation's gross domestic product continued to expand, but at a non-inflationary clip. Even though the U.S. unemployment rate hit a 23-year low, there were no real signs that wage pressures - which can incite inflation - were brewing. As a result of these factors and others, annual inflation fell to the relatively low level of roughly two percent. Bond investors, of course, dislike inflation because it eats away at the income generated by their fixed-income holdings. Adding further fuel to the bond market's optimism was Federal Reserve Chairman Alan Greenspan's July testimony to Congress. While Greenspan admitted surprise that there were no inflationary pressures despite the economy's rather healthy growth and low unemployment, he implied that no further boosts in short-term interest rates were on the horizon.
Q. WHY DID THE FUND BEAT THE AVERAGE RETURN OF ITS PEER GROUP OVER THE PAST SIX MONTHS?
A. It's a little difficult to pinpoint exactly, but I think that one factor contributing to the fund's better performance was its stake in non-callable bonds - those that can't be redeemed by their issuers before maturity. Falling interest rates can prompt municipal issuers to refinance their older, more expensive debt if current rates are lower than the rate they're paying. Having a fair amount of call protection was an advantage over the past six months because it allowed the fund to lock in attractive yields and hold these securities when bond yields were falling. Furthermore, the prices of many of the fund's noncallable holdings rose during the past six months as investors increasingly sought out bonds with call protection.
Q. WHY DID THE FUND LAG ITS INDEX?
A. Throughout both the past six and 12 months, the fund had a much lighter weighting in New York City general obligation bonds - about 10% of its holdings - than the roughly 25% weighting of its benchmark. Thanks in part to the strength of New York City's economy, its bonds were some of the best-performing securities in the entire municipal market. Because I try to avoid having the fund's performance overly dependent on the fortunes of one issuer, I kept the fund's exposure to New York City bonds relatively low compared to its benchmark.
Q. THE STATE RECENTLY SET A DUBIOUS RECORD BY ISSUING ITS BUDGET MORE THAN 100 DAYS LATER THAN SCHEDULED. DID THIS DEVELOPMENT HAVE ANY EFFECT ON THE FUND'S PERFORMANCE?
A. Yes, and the effect was positive, surprisingly. I anticipated that the state would issue its budget late - although admittedly not as late as it actually did. So I bought state-appropriated bonds late last year and early this year at a time when their supply was heavy and their prices were attractive. Because the state was constrained from issuing any new debt during the budget process, the existing supply of these high-yielding bonds wasn't adequate enough to meet demand for them. As a result, their prices generally rose. Not only did the fund benefit from their rising prices, but it also was helped by their high yields. When these bonds started to look rich - or expensive relative to their historical value and to other bonds in the market - I sold some to lock in their gains.
Q. WHICH SECTORS DID YOU FAVOR AND WHY? WHICH DID YOU AVOID?
A. General obligation bonds (GOs) made up the largest sector concentration of the fund at the end of the period, as well as of the New York municipal bond market as a whole. GOs are municipal bonds backed by the full faith and credit - which includes the taxing power - of a city, county or the state and are repaid by general revenues, such as taxes. That's in contrast to revenue generated from a specific facility, such as a tunnel. Generally speaking, GOs tend to do well when the local economy is strong - as it has been over the past year - because tax receipts rise as a function of increased personal income, corporate profits and other sources. I generally avoided electric utility bonds. There are still plenty of unanswered questions surrounding the bailout of Long Island Lighting Company. That, coupled with the uncertainty surrounding the possible deregulation of the electric utility industry in the state, has cast somewhat of a pall over electric utility bonds.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, the New York municipal market in general appears to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the New York municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in longer-term,
investment-grade New York
municipal securities
FUND NUMBER: 071
TRADING SYMBOL: FTFMX
START DATE: July 10, 1984
SIZE: as of July 31, 1997,
more than $423 million
MANAGER: Norm Lind, since
1993; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)
NORM LIND ON THE NEW YORK
CITY TRANSITIONAL FINANCE
AUTHORITY:
"Each year, New York City
issues approximately $3
billion in debt. Because New
York City has hit a
constitutional limit on the
amount of debt it can issue, it
is planning to use a new
financing vehicle - The New
York City Transitional Finance
Authority (TFA) - to issue
new debt. That's not to say
that the total amount of debt
issued by the city - through
traditional ways or through the
TFA - will skyrocket. Rather,
the TFA will probably issue
about $2 billion, while the city
uses more traditional avenues
to issue the remaining $1
billion. In my view, the
introduction of TFA debt will
be a plus for New York City
because it may lower the
city's debt costs."
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JULY 31, 1997
                         % OF FUND'S    % OF FUND'S
                         INVESTMENTS    INVESTMENTS
                                        IN THESE SECTORS
                                        6 MONTHS AGO

General Obligation       36.5           36.4

Transportation           15.5           15.6

Special Tax              12.8           12.6

Water & Sewer            8.9            9.8

Industrial Development   5.3            5.5

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1997
               6 MONTHS AGO

Years   14.5   15.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JULY 31, 1997
              6 MONTHS AGO

Years   7.6   7.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JULY 31, 1997 AS OF JANUARY 31, 1997

Aaa 24.3%
Aa, A 36.1%
Baa 31.9%
Short-term
investments 7.7%
Aaa 29.6%
Aa, A 38.2%
Baa 31.3%
Short-term
investments 0.9%
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 31.9
Row: 1, Col: 3, Value: 36.1
Row: 1, Col: 4, Value: 24.3
Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 31.3
Row: 1, Col: 3, Value: 38.2
Row: 1, Col: 4, Value: 28.0
29.6
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE
AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 92.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - 85.2%
Albany County Gen. Oblig. 5.85% 6/1/13
(FGIC Insured)  Aaa $ 1,275,000 $ 1,351,500
Erie County Wtr. Auth. Impt. & Extension
Rev. 3rd Series, 6.10% 12/1/04
(Escrowed to Maturity) (d)  A  2,000,000  2,157,500
Metropolitan Trans. Auth. Svc. Contract:
(Trans. Facs.):
 Rfdg. Series 5, 6.90% 7/1/05  Baa1  2,600,000  2,827,500
  Rfdg. Series 7, 5.45% 7/1/07  Baa1  1,700,000  1,770,125
  Series 3, 7.375% 7/1/08  Baa1  1,830,000  2,191,425
 (Commuter Facs.) Series 3, 7.375% 7/1/08  Baa1  5,400,000  6,466,500
Metropolitan Trans. Auth. Trans. Facs. Rev.
Rfdg.:
  Series K, 6.30% 7/1/06, (MBIA Insured)  Aaa  5,000,000  5,650,000
  Series K, 6.30% 7/1/07 (MBIA Insured)  Aaa  5,000,000  5,687,500
 Series A, 5.75% 7/1/21 (MBIA Insured)  Aaa  1,000,000  1,047,500
 Series A, 6.10% 7/1/21 (FSA Insured)  Aaa  3,500,000  3,780,000
 Series A, 6.10% 7/1/26 (FSA Insured)  Aaa  3,250,000  3,489,688
Monroe County Gen. Oblig. 6% 6/1/05  Aa  2,155,000  2,378,581
Monroe County Pub. Impt. 6.50% 6/1/06  Aa  3,745,000  4,302,069
Monroe Woodbury Ctr. School Dist.
(NY Ctr. School Dist. #1):
  5.625% 5/15/22 (MBIA Insured)  Aaa  1,245,000  1,279,238
  5.625% 5/15/24 (MBIA Insured)  Aaa  1,000,000  1,027,500
Nassau County Gen. Oblig.:
Series T, 5.20% 9/1/11 (FGIC Insured)  Aaa  2,695,000  2,755,638
 Series U, 5.25% 11/1/15 (AMBAC Insured)  Aaa  2,150,000  2,190,313
New York City Gen. Oblig.:
Rfdg.:
 Series A, 7% 8/1/03  Baa1  2,000,000  2,257,500
  Series B, 5.70% 8/15/02  Baa1  1,170,000  1,238,738
  Series F, 6% 8/1/16  Baa1  7,750,000  8,137,500
  Series J, 6.125% 8/1/12  Baa1  1,000,000  1,070,000
 Series B, Sub-Series B-1, 7.20% 8/15/08  Baa1  1,000,000  1,142,500
 Series B, 5.875%, 8/15/13  Baa1  3,350,000  3,496,563
 Series C, 6.40% 8/1/03  Baa1  6,000,000  6,502,500
 Series C, 6.75% 8/15/03, (AMBAC Insured)  Aaa  5,000,000  5,618,750
 Series E, 6% 8/1/26  Baa1  1,400,000  1,463,000
 Series G, 6% 10/15/26  Baa1  5,000,000  5,237,500
 Series H, 7% 2/1/05
 (Pre-Refunded to 2/1/02 @ 101.50) (d)  Aaa  55,000  62,150
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series H, 7% 2/1/05  Baa1 $ 1,945,000 $ 2,144,363
 Series H, 7% 2/1/06
 (Pre-Refunded to 2/1/02 @ 101.50) (d)  Baa1  45,000  50,681
 Series H, 7% 2/1/06  Baa1  3,455,000  3,796,181
 Series I, 6.125% 4/15/11  Baa1  12,800,000  13,728,000
 Series K, 6.25% 4/1/11  Baa1  1,000,000  1,078,750
 Series L, 5.75% 8/1/12  Baa1  3,700,000  3,848,000
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured) LOC Morgan
Guaranty Trust Co. (b)  Aaa  1,000,000  1,070,000
New York City Ind. Dev. Agcy. Spl. Facs. Rev.
(American Airlines, Inc. Proj.)
6.90% 8/1/24 (b)  Baa2  8,000,000  8,910,000
New York City Muni. Assistance Corp. Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  3,000,000  3,330,000
  Series E, 6% 7/1/03  Aa2  1,000,000  1,088,750
  Series E, 6% 7/1/04  Aa2  4,835,000  5,294,325
  Series E, 6% 7/1/05  Aa2  4,215,000  4,652,306
  Series G, 5.50%, 7/1/04  Aa2  2,300,000  2,452,375
  Series I, 5.25% 7/1/02  Aa2  1,125,000  1,174,219
New York City Muni. Wtr. Fin. Auth. Wtr. &
Swr. Sys. Rev.:
  Series A, 7.375% 6/15/09
  (Pre-Refunded to 6/15/99 @ 101.50) (d)  A2  1,850,000  1,991,063
  Series A, 5.50% 6/15/23  A2  8,000,000  8,040,000
  Series B, 5.875% 6/15/26  A2  12,800,000  13,248,000
  Series C, 7% 6/15/16 (FGIC Insured)
  (Pre-Refunded to 6/15/01@ 101.50) (d)  Aaa  500,000  558,750
New York City Trust Cultural Resource Rev.
(American Museum Natural History)
5.65% 4/1/22 (MBIA Insured)  Aaa  1,850,000  1,912,438
New York State Dorm. Auth. Lease Rev. Rfdg.
(State Univ. Dorm. Facs.):
 Series A:
  6% 7/1/03 (AMBAC Insured)  Aaa  5,370,000  5,839,875
   6% 7/1/05, (AMBAC Insured)  Aaa  1,000,000  1,101,250
   5.30% 7/1/24 (AMBAC Insured)  Aaa  1,000,000  995,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.
Rfdg.:
 (City Univ. Sys.):
  Series C, 8.20% 7/1/14  Baa1 $ 1,000,000 $ 1,052,990
   Series D, 5.75% 7/1/12  Baa1  4,230,000  4,436,213
   Series D, 8.20% 7/1/12  Baa1  1,260,000  1,332,349
  (Colgate Univ.):
  6% 7/1/16 (MBIA Insured)  Aaa  1,450,000  1,620,375
   6% 7/1/21 (MBIA Insured)  Aaa  2,500,000  2,796,875
  (State Univ. Edl. Facs.):
   Series A, 6.50% 5/15/05  Baa1  4,600,000  5,100,250
   Series A, 5.50% 5/15/13  Baa1  1,250,000  1,295,313
    Series A, 5.25% 5/15/15  Baa1  5,000,000  4,987,500
   Series A, 6% 5/15/16  Baa1  5,000,000  5,237,500
   Series B, 5.25% 5/15/05  Baa1  2,250,000  2,314,688
   Series B, 7.50% 5/15/11  Baa1  1,445,000  1,775,544
   Series B, 7.375% 5/15/14  Baa1  275,000  299,750
 (City Univ. Sys. Consolidated):
 Series A, 5.75% 7/1/07  Baa1  3,515,000  3,739,081
  Series D, 7% 7/1/09  Baa1  6,000,000  7,050,000
 (Columbia Univ.) 5.75% 7/1/09  Aaa  3,100,000  3,421,625
 (Ithaca College) 5.25% 7/1/26
 (AMBAC Insured)  Aaa  2,000,000  2,005,000
 (Judicial Facs. Lease) Series B, 7% 4/15/16  Baa1  2,000,000  2,172,500
New York State Energy Research & Dev. Auth.
Facs. Rev. Rfdg. (Consolidated Edison Co.)
Series A, 6.10% 8/15/20  A1  10,500,000  11,169,375
New York State Envir. Facs. Corp. Poll. Cont.:
Rev.:
 (State Wtr. - Revolving Fund):
  Series B, 5.20% 5/15/14  Aaa  2,220,000  2,281,050
   Series D, 6.10% 5/15/03  Aaa  2,240,000  2,438,800
   Series D, 6.20% 11/15/04  Aaa  1,250,000  1,389,063
   Series D, 6.40% 11/15/06  Aaa  1,840,000  2,090,700
   Series E, 6.50% 6/15/14  Aa  3,500,000  3,806,250
  (State Wtr. - Revolving Fund) (New York
  City Muni.) Series A, 7% 6/15/12  Aa2  3,000,000  3,315,000
New York State Hsg. Fin. Agcy. Rev.
(St. John Village Proj.) Section 8,
8.25% 5/1/09  A  5,055,000  5,104,691
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Local Gov't. Assistance Corp.:
Rfdg.:
 Series C, 5.50% 4/1/17  A3 $ 7,900,000 $ 8,275,250
  Series E, 5.25% 4/1/16  A3  4,500,000  4,567,500
  Series E, 5% 4/1/21  A3  7,440,000  7,328,400
 Series A, 5.80% 4/1/10  A3  2,585,000  2,740,100
 Series B, 6% 4/1/18  A3  7,000,000  7,280,000
New York State Med. Care Facs. Fin. Agcy.
Rev. Rfdg. (Good Samaritan Hosp. Proj.)
Series A, 8% 11/1/13 (Pre-Refunded to
11/01/97 @ 102.00) (d)  A  3,500,000  3,605,665
New York State Med. Care Facs. Fin. Agcy.
Special Oblig. (Mental Health Care Svcs.
Facs. Impt.) Series A, 8.40% 5/1/06
(Escrowed to Maturity) (d)  Aaa  1,000,000  1,272,500
New York State Med. Care Facs. Fin. Agcy. Rev.
Rfdg.:
 (Presbyterian Hosp.) Series A,
  5.25% 8/15/14  Aa  3,000,000  3,018,750
  (Mental Health Svcs. Facs)
  Series A, 8.875% 8/15/07  Baa1  1,735,000  1,771,886
  Series A, 8.875% 8/15/07 (Pre-Refunded
  to 2/15/01 @ 102.00) (d)  Aaa  2,490,000  2,543,361
  Series B, 7.875% 8/15/20 (Pre-Refunded
  to 8/15/00 @ 102.00) (d)  Aaa  755,000  851,263
 (Mental Health Svcs. Facs.):
 Series A, 7.50% 2/15/21 (Pre-Refunded to
  2/15/01@ 102.00) (d)  Aaa  85,000  96,050
  Series A, 7.50% 2/15/21  Baa1  50,000  55,500
  Series B, 7.875% 8/15/20  Baa1  445,000  491,725
New York State Mtg. Agcy. Rev.:
(Homeowner Mtg.)
 Rfdg. Series 60, 6.05% 4/1/26 (b)  Aa2  2,775,000  2,865,188
 Series 53, 5.90% 10/1/17  Aa2  2,000,000  2,077,500
 5.50% 4/1/19 (AMBAC Insured) (b)  Aaa  1,600,000  1,596,000
New York State Thruway Auth. Gen. Rev.:
Series A, 5.80% 1/1/06  Aa3  3,000,000  3,191,250
 Series D, 5.375% 1/1/27  Aa3  2,000,000  2,005,000
New York State Thruway Auth. Hwy. &
Bridge Trust Fund:
 Series A, 6.25% 4/1/04 (MBIA Insured)  Aaa  5,590,000  6,190,925
  Series B, 6% 4/1/03 (AMBAC Insured)  Aaa  6,000,000  6,517,500
  Series B, 6% 4/1/04 (MBIA Insured)  Aaa  2,000,000  2,187,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Thruway Auth. Svc.
Contract Rev. (Local Hwy. & Bridge)
5.75% 4/1/08  Baa1 $ 1,000,000 $ 1,053,750
New York State Urban Dev. Corp. Rev.
(Correctional Cap. Facs.):
 Series 1, 7.75% 1/1/14
  (Pre-Refunded to 1/1/00 @ 102.00) (d)  Aaa  1,000,000  1,105,000
  Series 5, 5.90% 1/1/08  Baa1  1,455,000  1,547,756
  Series 5, 5.50% 1/1/25 (MBIA Insured)  Aaa  2,000,000  2,020,000
North Hemstead Rfdg. Series B,
6.10% 4/1/06 (FGIC Insured)  Aaa  2,000,000  2,217,500
Onondaga County Indl. Dev. Agy. Rev.
(Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  1,420,000  1,519,400
Suffolk County Gen. Oblig. Series A,
6% 8/1/05, (AMBAC Insured)  Aaa  3,380,000  3,718,000
Syracuse Ind. Dev. Agcy. Civic Facs. Rev.
(St. Joseph's Hosp. Health Ctr. Proj.)
7.50% 6/1/18 (Pre-Refunded to
6/1/01 @102.00) (d)  Baa1  1,265,000  1,434,194
Syracuse Ind. Dev. Agcy. Parking Facs. Rev.
(Syracuse Econ. Dev. Corp.) Series A,
7.70% 6/1/15 (Pre-Refunded to
6/1/99 @ 102.00) (d)  A  2,445,000  2,649,761
Triborough Bridge & Tunnel Auth.:
Rfdg. (Gen. Purp.):
 Series B, 5% 1/1/14  Aa  2,000,000  1,985,000
  Series Y, 6% 1/1/12  Aa  7,410,000  8,280,675
 Series A, 4.75% 1/1/14  Aa  1,685,000  1,636,556
 (Convention Ctr. Proj.):
 Series E, 7.25% 1/1/10  Baa1  2,000,000  2,362,500
  Series E, 6% 1/1/11  Baa1  2,500,000  2,731,250
United Nations Dev. Corp. Rev. Rfdg.
Series B, 5.60% 7/1/26  A2  4,000,000  3,995,000
  363,901,241
NEW YORK & NEW JERSEY - 4.3%
New York & New Jersey Port Auth. Consolidated:
85th Series, 5.20% 9/1/15  A1  2,300,000  2,317,250
 85th Series, 5.375% 3/1/28  A1  15,525,000  16,010,156
  18,327,406
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
PUERTO RICO - 2.8%
Puerto Rico Commonwealth Urban Renewal &
Hsg. Corp. Rfdg. 7.875% 10/1/04  Baa $ 6,270,000 $ 6,802,950
Puerto Rico Tel. Auth. Rev. 6.56% 1/6/15
(MBIA Insured) INFL (e)  Aaa  4,800,000  4,986,000
  11,788,950
TOTAL MUNICIPAL BONDS
(Cost $369,313,210)   394,017,597
MUNICIPAL NOTES (A) - 7.7%
NEW YORK - 7.7%
New York City Hsg. Dev. Corp. Mtg. Rev. Residential
(E. 17th Str. Properties) Series 93-A, 3.70%
LOC Chase Manhattan Bank, VRDN  A-1  3,600,000  3,600,000
New York City Muni. Wtr. Fin. Auth. Wtr. &
Swr. Sys. Rev. Series 1995-A, 3.60%
(FGIC Insured) VRDN  VMIG 1  1,000,000  1,000,000
New York State Energy Research & Dev.
Auth. Poll. Cont. Rev.:
 (Elec. & Gas Corp.)
  Series D, 3.45% 10/1/29 LOC Union
   Bank of Switzerland, VRDN  VMIG 1  2,700,000  2,700,000
  (Niagara Mohawk Pwr. Proj.):
  Series 1985 A, 3.70%, LOC Toronto-
   Dominion Bank, VRDN  A1+  2,900,000  2,900,000
   Series 1985 C, 3.65%, LOC Mitsubishi
   Trust & Banking, VRDN  P-1  2,400,000  2,400,000
   Series 1986 A, 3.70%, LOC Citibank,
   VRDN (b)  P-1  5,600,000  5,600,000
   Series 1987 A, 3.95%, LOC Toronto-
   Dominion Bank, Canada VRDN  -  4,600,000  4,600,000
   Series 1987 B, 3.75%, LOC Morgan
   Guaranty Trust Co, VRDN (b)  A1+  4,000,000  4,000,000
   Series 1988 A, 3.75%, LOC Morgan
   Guaranty Trust Co., VRDN (b)  A2  700,000  700,000
   Series B, 3.35% 12/1/25 LOC Westpac
   Banking Corp.  VMIG 1  400,000  400,000
New York State Hsg. Fin. Agcy. Rev.
(Normandie Court II) Series A, 3.55%
11/1/02 LOC Fleet Bank NA, VRDN (b)  VMIG 1  500,000  500,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. (Spl. Oblig.)
Series 1994, 3.60% (FGIC Insured), VRDN  VMIG 1 $ 4,200,000 $ 4,200,000
  32,600,000
TOTAL MUNICIPAL NOTES
(Cost $32,600,000)   32,600,000
TOTAL INVESTMENTS - 100%
(Cost $401,913,210)  $ 426,617,597
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
40 Municipal Bond Contracts    Sept. 97 $ 4,886,250 $ 30,887
57 Treasury Bond Contracts    Sept. 97  6,654,750  123,577
      $ 11,541,000 $ 154,464
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.7%
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $61,719,544 and $74,101,101, respectively.
The market value of futures contracts opened and closed during the period amounted to $29,502,362 and $18,308,361, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 59.8% AAA, AA, A 57.8%
Baa 32.0% BBB  31.7%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  36.5%
Transportation  15.5
Special Tax   12.8
Water & Sewer  8.9
Industrial Development  5.3
Others (individually less than 5%)   21.0
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $401,913,210. Net unrealized appreciation aggregated $24,704,387, of which $24,775,202 related to appreciated investment securities and $70,815 related to depreciated investment securities.
At January 31, 1997, the fund had a capital loss carryforward of approximately $2,802,000 which will expire on January 31, 2004.
At January 31, 1997, the fund was required to defer approximately $501,469 of losses on futures contracts.
FIDELITY NEW YORK MUNICIPAL INCOME FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $401,913,210) -                  $ 426,617,597
See accompanying schedule

Cash                                                                       696,070

Interest receivable                                                        5,754,768

Receivable for daily variation on futures contracts                        30,145

 TOTAL ASSETS                                                              433,098,580

LIABILITIES

Payable for investments purchased                           $ 8,910,647

Distributions payable                                        362,169

Accrued management fee                                       134,938

Other payables and accrued expenses                          92,457

 TOTAL LIABILITIES                                                         9,500,211

NET ASSETS                                                                $ 423,598,369

Net Assets consist of:

Paid in capital                                                           $ 398,798,480

Accumulated undistributed net realized gain (loss) on                      (58,962)
investments

Net unrealized appreciation (depreciation) on                              24,858,851
investments

NET ASSETS, for 33,199,563 shares outstanding                             $ 423,598,369

NET ASSET VALUE, offering price and redemption price per                   $12.76
share ($423,598,369 (divided by) 33,199,563 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                          $ 11,335,860

EXPENSES

Management fee                                             $ 784,350

Transfer agent, accounting and custodian fees and           341,775
expenses

Non-interested trustees' compensation                       882

Registration fees                                           10,956

Audit                                                       25,305

Legal                                                       4,581

Miscellaneous                                               89

 Total expenses before reductions                           1,167,938

 Expense reductions                                         (37,423)      1,130,515

NET INTEREST INCOME                                                       10,205,345

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      3,104,336

 Futures contracts                                          192,535       3,296,871

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      12,014,680

 Futures contracts                                          154,464       12,169,144

NET GAIN (LOSS)                                                           15,466,015

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 25,671,360
FROM OPERATIONS

OTHER INFORMATION                                                        $ 638
Expense Reductions
 Custodian credits

 Transfer agent credits                                                   983

 FMR reimbursement                                                        35,802

                                                                         $ 37,423


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS        YEAR ENDED
                                                         ENDED JULY 31,    JANUARY 31,
                                                         1997              1997
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 10,205,345      $ 21,136,283
Net interest income

 Net realized gain (loss)                                 3,296,871         2,985,921

 Change in net unrealized appreciation (depreciation)     12,169,144        (11,611,995)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          25,671,360        12,510,209
FROM OPERATIONS

Distributions to shareholders                             (10,205,345)      (21,198,336)
From net interest income

 From net realized gain                                   -                 (68,591)

 TOTAL DISTRIBUTIONS                                      (10,205,345)      (21,266,927)

Share transactions                                        47,434,496        52,530,432
Net proceeds from sales of shares

 Reinvestment of distributions                            8,009,403         16,719,201

 Cost of shares redeemed                                  (48,382,353)      (93,100,425)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          7,061,546         (23,850,792)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 22,527,561        (32,607,510)

NET ASSETS

 Beginning of period                                      401,070,808       433,678,318

 End of period                                           $ 423,598,369     $ 401,070,808

OTHER INFORMATION
Shares

 Sold                                                     3,830,761         4,305,312

 Issued in reinvestment of distributions                  647,876           1,372,180

 Redeemed                                                 (3,915,486)       (7,633,180)

 Net increase (decrease)                                  563,151           (1,955,688)




 FINANCIAL HIGHLIGHTS    SIX MONTHS      YEARS ENDED JANUARY 31,                         NINE MONTHS
                         ENDED                                                           ENDED
                         JULY 31, 1997                                                   JANUARY 31,

                         (UNAUDITED)     1997                      1996   1995   1994    1993
                                                                                 D



SELECTED PER-SHARE DATA

Net asset value, beginning of period                     $ 12.290    $ 12.540    $ 11.370    $ 13.050    $ 12.660    $ 12.100

Income from Investment Operations                         .313        .629        .635        .673        .714        .580
Net interest income

 Net realized and unrealized gain (loss)                  .470        (.246)      1.177       (1.440)     .850        .560

 Total from investment operations                         .783        .383        1.812       (.767)      1.564       1.140

Less Distributions

 From net interest income                                 (.313)      (.631) E    (.642)      (.673)      (.714)      (.580)

 From net realized gain                                   -           (.002)      -           (.210)      (.460)      -

 In excess of net realized gain                           -           -           -           (.030)      -           -

 Total distributions                                      (.313)      (.633)      (.642)      (.913)      (1.174)     (.580)

Net asset value, end of period                           $ 12.760    $ 12.290    $ 12.540    $ 11.370    $ 13.050    $ 12.660

TOTAL RETURN B, C                                         6.48%       3.22%       16.29%      (5.78)%     12.70%      9.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 423,598   $ 401,071   $ 433,678   $ 394,234   $ 491,421   $ 445,506

Ratio of expenses to average net assets                   .57% A,     .59%        .59%        .58%        .58%        .61%
                                                         G                                                           A

Ratio of expenses to average net assets after expense     .57% A      .59%        .58%        .58%        .58%        .61%
reductions                                                                       F                                   A

Ratio of net interest income to average net assets        5.13% A     5.15%       5.26%       5.77%       5.45%       6.08%
                                                                                                                     A

Portfolio turnover rate                                   32% A       44%         83%         34%         70%         45%
                                                                                                                     A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D EFFECTIVE FEBRUARY 1, 1993 THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THE REIMBURSEMENT, THE FUND'S EXPENSES RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1997                  PAST 6    PAST 1   PAST 5   PAST 10
                                             MONTHS    YEAR     YEARS    YEARS

Fidelity New York Insured Municipal Income   5.62%     9.75%    36.54%   114.00%

Lehman Brothers New York Insured             5.91%     10.30%   n/a      n/a
 Municipal Bond Index

New York Insured Municipal Funds Average     5.36%     8.80%    34.78%   112.18%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050.
You can compare the fund's returns to the performance of the Lehman
Brothers New York Insured Municipal Bond Index - a total return performance benchmark for insured New York investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the New York insured municipal bond funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 15 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                        PAST 1   PAST 5   PAST 10
                                                   YEAR     YEARS    YEARS

Fidelity New York Insured Municipal Income         9.75%    6.43%    7.91%

Lehman Brothers New York Insured                   10.30%   n/a      n/a
 Municipal Bond Index

New York Insured Municipal Funds Average           8.80%    6.14%    7.80%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970731 19970813 103826 S00000000000001
             NY Insured Muni Income      LB Municipal Bond
             00095                       LB015
  1987/07/31      10000.00                    10000.00
  1987/08/31      10036.75                    10022.50
  1987/09/30       9478.39                     9652.97
  1987/10/31       9691.47                     9687.14
  1987/11/30       9911.89                     9940.07
  1987/12/31      10074.88                    10084.30
  1988/01/31      10566.61                    10443.51
  1988/02/29      10643.99                    10553.89
  1988/03/31      10323.77                    10431.47
  1988/04/30      10371.52                    10510.75
  1988/05/31      10387.30                    10480.37
  1988/06/30      10564.39                    10633.70
  1988/07/31      10620.86                    10703.03
  1988/08/31      10648.46                    10712.45
  1988/09/30      10872.16                    10906.35
  1988/10/31      11180.45                    11098.30
  1988/11/30      11001.52                    10996.64
  1988/12/31      11208.17                    11109.13
  1989/01/31      11353.59                    11338.87
  1989/02/28      11213.49                    11209.49
  1989/03/31      11189.48                    11182.70
  1989/04/30      11517.29                    11448.18
  1989/05/31      11763.29                    11685.96
  1989/06/30      11902.20                    11844.65
  1989/07/31      11997.34                    12005.86
  1989/08/31      11884.52                    11888.32
  1989/09/30      11830.25                    11852.90
  1989/10/31      11947.48                    11997.86
  1989/11/30      12168.20                    12207.82
  1989/12/31      12224.27                    12307.68
  1990/01/31      12153.08                    12249.46
  1990/02/28      12252.55                    12358.48
  1990/03/31      12276.88                    12362.19
  1990/04/30      12091.43                    12272.69
  1990/05/31      12410.23                    12540.60
  1990/06/30      12522.35                    12650.83
  1990/07/31      12740.16                    12836.80
  1990/08/31      12528.22                    12650.41
  1990/09/30      12539.14                    12657.62
  1990/10/31      12666.78                    12887.23
  1990/11/30      12923.93                    13146.39
  1990/12/31      12981.25                    13203.58
  1991/01/31      13134.93                    13380.77
  1991/02/28      13239.65                    13497.18
  1991/03/31      13261.61                    13502.04
  1991/04/30      13442.32                    13681.62
  1991/05/31      13572.91                    13803.25
  1991/06/30      13569.61                    13789.58
  1991/07/31      13751.37                    13957.54
  1991/08/31      13959.23                    14141.36
  1991/09/30      14118.24                    14325.48
  1991/10/31      14252.09                    14454.41
  1991/11/30      14286.20                    14494.74
  1991/12/31      14599.44                    14805.80
  1992/01/31      14569.56                    14839.55
  1992/02/29      14600.46                    14844.30
  1992/03/31      14599.35                    14849.80
  1992/04/30      14712.59                    14981.96
  1992/05/31      14946.14                    15158.30
  1992/06/30      15203.58                    15412.65
  1992/07/31      15673.54                    15874.72
  1992/08/31      15471.92                    15719.95
  1992/09/30      15544.49                    15822.75
  1992/10/31      15272.43                    15667.22
  1992/11/30      15651.94                    15947.82
  1992/12/31      15848.94                    16110.64
  1993/01/31      16060.11                    16298.01
  1993/02/28      16740.49                    16887.51
  1993/03/31      16542.12                    16709.01
  1993/04/30      16698.90                    16877.60
  1993/05/31      16788.27                    16972.45
  1993/06/30      17069.72                    17255.72
  1993/07/31      17090.32                    17278.33
  1993/08/31      17473.60                    17638.06
  1993/09/30      17688.24                    17838.96
  1993/10/31      17695.45                    17873.39
  1993/11/30      17501.84                    17715.93
  1993/12/31      17879.20                    18089.91
  1994/01/31      18045.66                    18296.50
  1994/02/28      17501.21                    17822.62
  1994/03/31      16622.41                    17096.88
  1994/04/30      16788.32                    17241.86
  1994/05/31      16987.75                    17391.35
  1994/06/30      16765.22                    17285.09
  1994/07/31      17131.74                    17601.92
  1994/08/31      17151.93                    17662.83
  1994/09/30      16819.63                    17403.54
  1994/10/31      16412.15                    17094.45
  1994/11/30      15939.69                    16785.38
  1994/12/31      16457.54                    17154.83
  1995/01/31      17056.52                    17645.11
  1995/02/28      17630.64                    18158.23
  1995/03/31      17772.85                    18366.87
  1995/04/30      17800.97                    18388.54
  1995/05/31      18389.24                    18975.32
  1995/06/30      18223.53                    18810.24
  1995/07/31      18363.09                    18988.56
  1995/08/31      18584.28                    19229.33
  1995/09/30      18689.92                    19351.05
  1995/10/31      18961.98                    19632.42
  1995/11/30      19297.40                    19958.12
  1995/12/31      19499.19                    20149.92
  1996/01/31      19658.42                    20302.05
  1996/02/29      19514.52                    20165.01
  1996/03/31      19208.88                    19907.30
  1996/04/30      19149.74                    19850.96
  1996/05/31      19109.97                    19843.02
  1996/06/30      19319.93                    20059.11
  1996/07/31      19499.45                    20241.65
  1996/08/31      19442.80                    20236.79
  1996/09/30      19707.29                    20520.11
  1996/10/31      19972.90                    20752.19
  1996/11/30      20357.48                    21131.96
  1996/12/31      20232.60                    21043.20
  1997/01/31      20262.33                    21082.97
  1997/02/28      20422.78                    21276.52
  1997/03/31      20121.19                    20992.90
  1997/04/30      20270.82                    21168.61
  1997/05/31      20529.11                    21486.99
  1997/06/30      20786.20                    21715.82
  1997/07/31      21400.25                    22317.35
IMATRL PRASUN   SHR__CHT 19970731 19970813 103830 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Insured Municipal Income Fund on July 31, 1987. As the chart shows, by July 31, 1997, the value of the investment would have grown to $21,400 - a 114.00% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,317 - a 123.17% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX        YEARS ENDED JANUARY 31,
      MONTHS
      ENDED
      JULY 31,

      1997       1997                      1996   1995   1994   1993

Dividend returns 2.45% 4.74% 5.50% 5.17% 5.63% 6.28%

Capital appreciation  returns 3.17% -1.67%  9.75% -10.65%  6.73%  3.95%

Total returns 5.62% 3.07% 15.25% -5.48% 12.36% 10.23%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED JULY 31, 1997              PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.68(cents)   27.45(cents)   55.00(cents)

Annualized dividend rate                 4.62%         4.74%          4.72%

30-day annualized yield                  4.30%         -              -

30-day annualized tax-equivalent yield   7.53%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.93 over the past one month, $11.69 over the past six months and $11.66 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City tax bracket, but does not reflect the payment of the alternative minimum tax if applicable. If Fidelity had not reimbursed certain fund expenses during the period shown, the yield and tax equivalent yield would have been 4.28% and 7.49%. FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Fidelity New York Insured Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended July 31, 1997, the fund had a total return of 5.62%. That was better than the New York insured municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 5.36%. The fund's benchmark - the Lehman Brothers New York Insured Municipal Bond Index - had a total return of 5.91%. For the year that ended July 31, 1997, the fund had a total return of 9.75%. By comparison, for the same one-year period the New York insured municipal debt funds average returned 8.80% and the Lehman Brothers New York Insured Municipal Bond index returned 10.30%.
Q. BONDS STAGED AN IMPRESSIVE RALLY OVER THE PAST SIX MONTHS. WHAT DROVE BOND PRICES HIGHER DURING THAT PERIOD?
A. The primary reason was that investors became less worried that inflation was a threat. Bond investors, of course, dislike inflation because it eats away at the income generated by their fixed-income holdings. There were several pieces of evidence supporting the notion that inflation wasn't in any danger of spiraling out of control. First, the nation's gross domestic product continued to expand, but at a moderate, non-inflationary clip. Second, there were no real signs that wage pressures - which can incite inflation - were brewing, even though the U.S. unemployment rate hit a 23-year low. In fact, annual inflation fell to the relatively low level of roughly two percent. Bond investors were further cheered by Federal Reserve Chairman Alan Greenspan's July testimony to Congress. While Greenspan admitted surprise that there were no inflationary pressures despite the economy's rather robust growth and low unemployment, he implied that no further boosts in short-term interest rates were on the horizon.
Q. WHILE NEW YORK INSURED BONDS TURNED IN SOLID PERFORMANCE, THEY LAGGED THE NEW YORK MUNICIPAL MARKET AS A WHOLE OVER THE PAST SIX MONTHS. WHY WAS THAT?
A. The New York municipal market's performance was dominated by the strong showing of New York City uninsured bonds, which benefited from the strength of the city's economy and other factors during the past six months. While insured New York City bonds performed well, they lagged their uninsured counterparts. Over the past six- and 12-month periods, the fund had a much lighter weighting than its benchmark index in insured New York City bonds. I try to avoid having the fund's performance overly dependent on the fortunes of one issuer. However, the fund's relatively low exposure to New York City insured bonds is the primary reason why it lagged the Lehman Brothers New York Insured Index.
Q. WHAT BONDS MADE A POSITIVE CONTRIBUTION TO THE FUND'S PERFORMANCE?
A. Non-callable bonds - those that can't be redeemed by their issuers before maturity - were positive contributors. Falling interest rates often prompt municipal issuers to refinance their older, more expensive debt if current rates are lower than the rate they're paying investors on existing bonds. Having a fair amount of call protection was an advantage over the past six months because it allowed the fund to lock in attractive yields and hold these securities when bond yields were falling. Furthermore, the prices of many of the fund's noncallable holdings rose during the past six months as investors increasingly sought out bonds with call protection.
Q. THE STATE RECENTLY SET A DUBIOUS RECORD BY ISSUING ITS BUDGET MORE THAN 100 DAYS LATER THAN SCHEDULED. DID THIS DEVELOPMENT HAVE ANY EFFECT ON THE FUND'S PERFORMANCE?
A. Yes, and the effect was positive, surprisingly. I anticipated that the state would issue its budget late - although admittedly not as late as it actually did. So I bought state-appropriated bonds late last year and early this year at a time when their supply was heavy and their prices were attractive. Because the state was constrained from issuing any new state-appropriated debt during the budget process, the existing supply of these high-yielding bonds wasn't adequate enough to meet demand. As a result, their prices generally rose. Not only did the fund benefit from their rising prices, but it also was helped by their high yields. However, these bonds started to look rich - or expensive relative to their historical value and to other bonds in the market - once the budget was settled and the state began to issue more debt. At that point, I sold some of these bonds to lock in their gains.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND OVER THE PAST SIX MONTHS?
A. I continued to look for ways to take advantage of price inefficiencies among intermediate-maturity bonds. During the past six months, I felt that some of the most attractively priced bonds were those with maturities of between five and 10 years. As a result, I increased the fund's stake in bonds in this maturity range, while reducing the fund's stake in longer-term bonds. I sold some longer-term bonds because I felt that their reward - or level of extra income over shorter-term securities - wasn't adequate enough to compensate for their added sensitivity to interest rate changes.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, the New York municipal market in general appears to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the New York municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in long-term, New York
municipal securities that are
covered by insurance
guaranteeing the timely
payment of principal and
interest
FUND NUMBER: 095
TRADING SYMBOL: FNTIX
START DATE: October 11, 1985
SIZE: as of July 31, 1997,
more than $308 million
MANAGER: Norm Lind, since
1994; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)
NORM LIND ON THE NEW YORK
CITY TRANSITIONAL FINANCE
AUTHORITY:
"Each year, New York City
issues approximately $3
billion in debt. Because New
York City has hit a
constitutional limit on the
amount of debt it can issue, it
is planning to use a new
financing vehicle - The New
York City Transitional Finance
Authority (TFA) - to issue
new debt. That's not to say
that the total amount of debt
issued by the city - through
traditional ways or through
TFA - will skyrocket. Rather,
the TFA will probably issue
about $2 billion, while the city
uses more traditional avenues
to issue the remaining $1
billion. In my view, the
introduction of TFA debt will
be a plus for New York City
because it may lower the
city's debt costs."
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JULY 31, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   38.8           37.2

Transportation       16.9           18.1

Special Tax          11.1           10.4

Water & Sewer        11.1           12.1

Health Care          10.0           9.6

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1997
               6 MONTHS AGO

Years   12.8   12.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JULY 31, 1997
              6 MONTHS AGO

Years   7.5   7.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JULY 31, 1997 AS OF JANUARY 31, 1997
Aaa 76.8%
Aa, A 19.0%
Baa 1.9%
Short-term
investments 2.3%
Aaa 78.3%
Aa, A 18.5%
Baa 2.2%
Short-term
investments 1.0%
Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 19.0
Row: 1, Col: 4, Value: 38.0
Row: 1, Col: 5, Value: 38.0
Row: 1, Col: 1, Value: 1.8
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 18.5
Row: 1, Col: 4, Value: 38.0
Row: 1, Col: 5, Value: 38.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE
AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 97.7%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - 96.4%
Albany County Rfdg. 5% 10/1/12
(FGIC Insured)  Aaa $ 6,600,000 $ 6,666,000
Brookhaven 5.30% 10/1/04 (FGIC Insured)  Aaa  1,075,000  1,136,813
Buffalo Swr. Auth. Rev. Rfdg. (Swr. Sys.)
Series G, 5% 7/1/12 (FGIC Insured)  Aaa  2,700,000  2,703,375
Cherry Valley Springfield Central School Dist.
Unltd. Tax :
 7.80% 5/1/14 (MBIA Insured)  Aaa  435,000  566,044
  7.80% 5/1/15 (MBIA Insured)  Aaa  435,000  568,219
  7.80% 5/1/16 (MBIA Insured)  Aaa  435,000  569,306
  7.80% 5/1/17 (MBIA Insured)  Aaa  435,000  573,656
  7.80% 5/1/18 (MBIA Insured)  Aaa  434,000  576,135
Erie County Gen. Oblig. Series A:
6% 2/1/04 (FGIC Insured)  Aaa  1,100,000  1,200,375
 6% 2/1/05 (FGIC Insured)  Aaa  1,000,000  1,100,000
 6% 2/1/06 (FGIC Insured)  Aaa  1,030,000  1,140,725
Erie County Wtr. Auth. Wtr. Rev. Rfdg.(Cap.
Appreciation) (Fourth Resolution) 0% 12/1/17
(AMBAC Insured)  Aaa  1,210,000  281,809
Metropolitan Trans. Auth. Trans. Facs. Rev. :
 (Cap. Appreciation) Series N, 0% 7/1/11
 (FGIC Insured)  Aaa  5,980,000  2,982,525
 Rfdg. Series K, 6.30% 7/1/06 (MBIA Insured)  Aaa  5,150,000  5,819,500
 Series A, 6% 7/1/16 (FSA Insured)
 (Pre-Refunded to 7/1/08 @ 100) (d)  Aaa  8,090,000  8,706,863
 Series A, 5.75% 7/1/21 (MBIA Insured)  Aaa  2,000,000  2,095,000
Monroe County Pub. Impt.:
6.10% 3/1/04 (MBIA Insured)  Aaa  2,000,000  2,155,000
 7% 6/1/03 (FGIC Insured)  Aaa  1,000,000  1,143,750
 6% 6/1/04  Aa  1,510,000  1,653,450
 7% 6/1/04 (FGIC Insured)  Aaa  2,150,000  2,491,313
 6.50% 6/1/05  Aa  3,450,000  3,924,375
 6.50% 6/1/07 (AMBAC Insured)  Aaa  905,000  1,050,931
 6.50% 6/1/07 (AMBAC Insured)   Aaa  95,000  110,319
Nassau County Gen. Oblig.:
 Series P, 6.30% 11/1/03 (FGIC Insured)  Aaa  1,000,000  1,108,750
 Series U, 5.25% 11/1/11 (AMBAC Insured)  Aaa  1,500,000  1,541,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Edl. Construction Fund Rev.
Series A, 6.25% 10/1/03 (MBIA Insured)  Aaa $ 1,895,000 $ 2,096,344
New York City Gen. Oblig.:
Rfdg.:
  Series E, 6.20% 8/1/07 (MBIA Insured)  Aaa  1,750,000  1,960,000
  Series H, 6% 8/1/07 (FGIC Insured)  Aaa  6,000,000  6,630,000
 Series A-1, 6.25% 8/1/03 (AMBAC Insured)  Aaa  9,200,000  10,097,000
 Series E, 6% 8/1/08 (FGIC Insured)  Aaa  8,000,000  8,820,000
 Series F, 3% 11/15/00 (MBIA Insured)  Aaa  1,000,000  961,250
 Series G, 6% 10/15/06 (FGIC Insured)  Aaa  5,855,000  6,455,138
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured) LOC Morgan
Guaranty Trust Co., (b)  Aaa  1,000,000  1,070,000
New York City Muni. Assistance Corp. Rfdg.:
Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  2,000,000  2,220,000
 Series E:
 6% 7/1/04  Aa2  4,830,000  5,288,850
  6% 7/1/05  Aa2  4,215,000  4,652,306
 Series J, 5.75% 7/1/03  Aa2  1,000,000  1,076,250
New York City Muni. Wtr. Fin. Auth.
Wtr. & Swr. Sys. Rev. Series B, 5.50% 6/15/27
(MBIA Insured)  Aaa  4,275,000  4,323,094
New York City Trust Cultural Resource Rev.:
(American Museum Natural History)
 5.65% 4/1/22 (MBIA Insured)  Aaa  1,000,000  1,033,750
 (New York Botanical Gardens)
 5.75% 7/1/16 (MBIA Insured)  Aaa  1,250,000  1,301,563
New York State Dorm. Auth. Lease Rev. Rfdg.
(State Univ. Dorm. Facs.) Series A,
6% 7/1/03 (AMBAC Insured)  Aaa  1,500,000  1,631,250
New York State Dorm. Auth. Rev.
Rfdg.:
  (City Univ. Sys. Consolidated)
  5.50% 7/1/16 (AMBAC Insured)  Aaa  2,500,000  2,553,125
  (Manhattanville College) (Cap. Appreciation)
  0% 7/1/10, (MBIA Insured)  Aaa  2,175,000  1,141,875
  (State Univ. Edl. Facs.):
   Series A, 6.50% 5/15/04  Baa1  3,000,000  3,318,750
   Series A, 5.50% 5/15/07 (FGIC Insured)  Aaa  6,700,000  7,169,000
   Series A, 5.50% 5/15/09 (AMBAC Insured)  Aaa  6,000,000  6,427,500
   Series B, 5.25% 5/15/11 (FGIC Insured)  Aaa  2,950,000  3,068,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.: - continued
Rfdg.: - continued
  (FIT Student Hsg.):
  5.75% 7/1/03 (AMBAC Insured)  Aaa $ 1,590,000 $ 1,707,263
   5.75% 7/1/04 (AMBAC Insured)  Aaa  1,680,000  1,812,300
   5.75% 7/1/06 (AMBAC Insured)  Aaa  1,500,000  1,629,375
 (City Univ. Sys. Consolidated)
 Series C, 6.25% 7/1/05 (AMBAC Insured)  Aaa  6,320,000  7,046,800
 (Columbia Univ.) 5.75% 7/1/09  Aaa  4,500,000  4,966,875
 (FIT Student Hsg.)
 5.75% 7/1/05 (AMBAC Insured)  Aaa  1,650,000  1,784,063
 (Ideal Sr. Living Hsg.) 7.625% 8/1/28
 (MBIA Insured) (Pre-Refunded to
 2/1/99 @ 102.00) (d)  Aaa  2,000,000  2,132,500
 (Ithaca College) 5.25% 7/1/26
 (AMBAC Insured)  Aaa  3,600,000  3,609,000
 (New York Univ. Law School) 7.625% 7/1/09
 (MBIA Insured)  Aaa  3,090,000  3,333,338
 (St. Josephs Hosp. Health Ctr.):
 6% 7/1/08 (MBIA Insured)  Aaa  1,260,000  1,392,300
  6% 7/1/09 (MBIA Insured)  Aaa  1,500,000  1,651,875
 (St. Vincent's Hosp. & Med. Ctr.):
  6% 2/1/03 (AMBAC Insured)  Aaa  1,820,000  1,972,425
  6% 8/1/03 (AMBAC Insured)  Aaa  1,875,000  2,046,094
 (State Univ. Edl. Facs.):
  Series B, 5.25% 2/1/07 (FGIC Insured)  Aaa  5,500,000  5,651,250
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. (Central Hudson Gas) Series B,
7.375% 10/1/14 (FGIC Insured)  Aaa  2,250,000  2,460,938
New York State Envir. Facs. Corp. Poll. Cont.
Rev. (State Wtr.-Revolving Fund) (New York
City Muni.):
 Series A, 7% 6/15/12  Aa2  1,000,000  1,105,000
  Series A, 5.85% 7/15/15  Aaa  3,060,000  3,228,300
  Series D, 6.30% 5/15/05  Aaa  2,000,000  2,242,500
  Series D, 6.30% 11/15/05  Aaa  2,725,000  3,072,438
  Series E, 6.25% 6/15/05 (AMBAC Insured)  Aa  1,500,000  1,674,375
New York State Local Gov't. Assistance Corp.:
Rfdg.:
 Series C, 5.50% 4/1/17  A3  2,500,000  2,618,750
  Series E, 5.25% 4/1/16  A3  8,000,000  8,120,000
  Series E, 5% 4/1/21  A3  4,100,000  4,038,500
 Series B, 6% 4/1/18  A3  4,425,000  4,602,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Med. Care Facs. Fin. Agcy. Rev.:
(Beth Israel Med. Ctr.) Series A,
 7.50% 11/1/10 (MBIA Insured)  Aaa $ 4,000,000 $ 4,455,000
 (Long-Term Health Care) Series A,
 6.80% 11/1/14 (FSA Insured)  Aaa  1,250,000  1,382,813
 (Mary Imogene Basset Hosp.) Series A,
 7.125% 11/1/20 (MBIA Insured)  Aaa  2,290,000  2,536,175
 (Mental Health Scvs. Facs.) Series D,
 7.40% 2/15/18  Baa1  450,000  503,438
 (North Shore Univ. Hosp. Mtg. Proj.):
 Series A, 7.20% 11/1/20 (MBIA Insured)  Aaa  6,000,000  6,600,000
  Series A, 7.25% 11/1/11 (MBIA Insured)  Aaa  1,700,000  1,876,375
New York State Mtg. Agcy. Rev.
(Homeowner Mtg.):
 5.50% 4/1/19 (AMBAC Insured) (b)  Aaa  1,400,000  1,396,500
  Series 60, 6.05% 4/1/26 (b)  Aa2  2,200,000  2,271,500
New York State Thruway Auth. Hwy. &
Bridge Trust Fund Series B:
 6% 4/1/03 (AMBAC Insured)  Aaa  3,240,000  3,519,450
  6.40% 4/1/04 (FGIC Insured)  Aaa  1,000,000  1,113,750
New York State Urban Dev. Corp. Rev.
(Sports Fac. Assistance Prog.) Series A,
6.25% 4/1/06 (MBIA Insured)  Aaa  2,515,000  2,826,231
Niagara Falls Pub. Impt.:
7.50% 3/1/08 (MBIA Insured)  Aaa  995,000  1,237,531
 7.50% 3/1/10 (MBIA Insured)  Aaa  1,155,000  1,450,961
 7.50% 3/1/11 (MBIA Insured)  Aaa  1,245,000  1,567,144
 7.50% 3/1/16 (MBIA Insured)  Aaa  1,060,000  1,367,400
 7.50% 3/1/17 (MBIA Insured)  Aaa  1,200,000  1,560,000
Niagara Falls Bridge Commission Toll Rev. Rfdg.
Series B, 5.25% 10/1/15 (FGIC Insured)  Aaa  10,000,000  10,287,500
Onondaga County Ind. Dev. Agy. Rev. Swr.
Facs. Rev. (Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  1,410,000  1,508,700
Rockland County Gen. Oblig.:
6% 8/15/05 (AMBAC Insured)  Aaa  1,475,000  1,633,563
 6% 8/15/06 (AMBAC Insured)  Aaa  1,550,000  1,728,250
Suffolk County Gen. Oblig. Series B,
5% 10/15/03 (AMBAC Insured)  Aaa  1,200,000  1,245,000
Suffolk County Ind. Dev. Agcy. Southwest
Swr. Sys. Rev. Rfdg.:
 6% 2/1/07 (FGIC Insured)  Aaa  1,500,000  1,665,000
  6% 2/1/08 (FGIC Insured)  Aaa  2,500,000  2,778,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.:
 (Sr. Lien) 5.10% 6/1/09 (MBIA Insured)  Aaa $ 2,000,000 $ 2,070,000
 (Sr. Lien) 5.10% 6/1/10 (MBIA Insured)  Aaa  4,500,000  4,623,750
 (Sub Lien) 6% 6/1/17 (MBIA Insured)  Aaa  3,500,000  3,920,000
 7.375% 6/1/12 (AMBAC Insured)  Aaa  30,000  31,730
Triborough Bridge & Tunnel Auth. Rev.:
 (Convention Ctr. Proj.):
 Series E, 7.25% 1/1/10  Baa1  1,700,000  2,008,125
  6% 1/1/03  Aa  1,250,000  1,348,438
 Rfdg. (Gen. Purp.):
 Series B, 6% 1/1/04  Aa  5,000,000  5,443,750
  Series Y, 5.50% 1/1/17  Aa  6,000,000  6,277,500
Yonkers Series A,:
6% 8/1/04 (FGIC Insured)  Aaa  1,020,000  1,119,450
 6% 8/1/05 (FGIC Insured)  Aaa  1,080,000  1,190,700
  293,602,636
NEW YORK & NEW JERSEY - 1.3%
New York & New Jersey Port Auth.
Consolidated 73rd Series,
6.75% 10/15/06 (b)  A1  2,000,000  2,165,000
New York & New Jersey Port Auth. Rfdg.
Consolidated 107th Series,
6% 10/15/06 (b)  A1  1,530,000  1,673,438
  3,838,438
TOTAL MUNICIPAL BONDS
(Cost $280,196,556)   297,441,074
MUNICIPAL NOTES (A) - 2.3%
NEW YORK - 2.3%
New York City Gen. Oblig.:
Series 1993 B, 3.60% (FGIC Insured) VRDN  VMIG 1  1,000,000  1,000,000
 Subseries 1994-E6, 3.70%
 (FGIC Insured) VRDN  VMIG 1  1,800,000  1,800,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. (Niagara Mohawk Pwr. Corp.):
 Series 1985 C, 3.65%, LOC Mitsubishi
  Trust & Banking, VRDN  P-1  2,100,000  2,100,000
  Series 1986 A, 3.70%
  LOC Toronto-Dominion Bank, VRDN  P-1  1,000,000  1,000,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth.
Series 1994, 3.60% (FGIC Insured) VRDN  VMIG 1 $ 1,100,000 $ 1,100,000
  7,000,000
TOTAL MUNICIPAL NOTES
(Cost $7,000,000)   7,000,000
TOTAL INVESTMENTS - 100%
(Cost $287,196,556)  $ 304,441,074
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
10 Municipal Bond Future Contracts   Sept. 97 $ 1,221,563 $ 30,222
40 US Treasury Bond Future Contracts   Sept. 97  4,670,000  91,512
      $ 5,891,563 $ 121,734
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.9%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $18,245,842 and $39,283,857, respectively.
The market value of futures contracts opened and closed during the period amounted to $14,598,992 and $8,834,899, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 95.8% AAA, AA, A 95.0%
Baa 1.9% BBB  1.9%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   38.8%
Transportation    16.9
Special Tax   11.1
Water and Sewer    11.1
Health Care   10.0
Education   7.1
Others (individually less than 5%)    5.0
TOTAL   100.0%
INCOME TAX INFORMATION
At July 31, 1997 the aggregate cost of investment securities for income tax purposes was $287,196,556. Net unrealized appreciation aggregated $17,244,518, of which $17,253,466 related to appreciated investment securities and $8,948 related to depreciated investment securities.
At January 31, 1997 the fund was required to defer approximately $338,000 of losses on futures contracts.
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $287,196,556) -                $ 304,441,074
See accompanying schedule

Cash                                                                     45,111

Interest receivable                                                      4,306,560

Receivable for daily variation on futures contracts                      15,938

 TOTAL ASSETS                                                            308,808,683

LIABILITIES

Payable for fund shares redeemed                            $ 229,132

Distributions payable                                        283,884

Accrued management fee                                       98,865

Other payables and accrued expenses                          65,802

 TOTAL LIABILITIES                                                       677,683

NET ASSETS                                                              $ 308,131,000

Net Assets consist of:

Paid in capital                                                         $ 289,874,828

Accumulated undistributed net realized gain (loss) on                    889,920
investments

Net unrealized appreciation (depreciation) on                            17,366,252
investments

NET ASSETS, for 25,585,293 shares outstanding                           $ 308,131,000

NET ASSET VALUE, offering price and redemption price per                 $12.04
share ($308,131,000 (divided by) 25,585,293 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                         $ 8,076,121

EXPENSES

Management fee                                             $ 599,649

Transfer agent, accounting and custodian fees and           266,273
expenses

Non-interested trustees' compensation                       682

Registration fees                                           10,952

Audit                                                       22,909

Legal                                                       3,561

Miscellaneous                                               863

 Total expenses before reductions                           904,889

 Expense reductions                                         (26,061)     878,828

NET INTEREST INCOME                                                      7,197,293

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,221,203

 Futures contracts                                          5,736        1,226,939

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      8,306,042

 Futures contracts                                          121,734      8,427,776

NET GAIN (LOSS)                                                          9,654,715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 16,852,008
FROM OPERATIONS

OTHER INFORMATION
Expense Reductions

 Transfer agent credits                                                 $ 121

 FMR reimbursement                                                       25,940

                                                                        $ 26,061


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS      YEAR ENDED
                                                         ENDED JULY      JANUARY 31,
                                                         31,1997         1997
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 7,197,293     $ 15,227,526
Net interest income

 Net realized gain (loss)                                 1,226,939       3,341,339

 Change in net unrealized appreciation (depreciation)     8,427,776       (9,272,385)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          16,852,008      9,296,480
FROM OPERATIONS

Distributions to shareholders                             (7,197,293)     (15,227,526)
From net interest income

 From net realized gain                                   (266,294)       (27,217)

 TOTAL DISTRIBUTIONS                                      (7,463,587)     (15,254,743)

Share transactions                                        10,078,012      36,280,400
Net proceeds from sales of shares

 Reinvestment of distributions                            5,692,896       11,612,267

 Cost of shares redeemed                                  (32,180,323)    (64,952,917)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (16,409,415)    (17,060,250)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,020,994)     (23,018,513)

NET ASSETS

 Beginning of period                                      315,151,994     338,170,507

 End of period                                           $ 308,131,000   $ 315,151,994

OTHER INFORMATION
Shares

 Sold                                                     861,849         3,134,017

 Issued in reinvestment of distributions                  486,861         1,003,625

 Redeemed                                                 (2,752,772)     (5,617,141)

 Net increase (decrease)                                  (1,404,062)     (1,479,499)




 FINANCIAL HIGHLIGHTS    SIX MONTHS      YEARS ENDED JANUARY 31,                          NINE MONTHS
                         ENDED                                                            ENDED
                         JULY 31, 1997                                                    JANUARY 31,

                         (UNAUDITED)     1997                      1996   1995   1994 D   1993



SELECTED PER-SHARE DATA

Net asset value, beginning of period                     $ 11.680    $ 11.880    $ 10.830    $ 12.300    $ 11.830    $ 11.320

Income from Investment Operations                         .275        .547        .562        .629        .648        .509
Net interest income

 Net realized and unrealized gain (loss)                  .370        (.199)      1.056       (1.320)     .780        .510

 Total from investment operations                         .645        .348        1.618       (.691)      1.428       1.019

Less Distributions

 From net interest income                                 (.275)      (.547)      (.568)      (.629)      (.648)      (.509)

 From net realized gain                                   (.010)      (.001)      -           (.070)      (.310)      -

 In excess of net realized gain                           -           -           -           (.080)      -           -

 Total distributions                                      (.285)      (.548)      (.568)      (.779)      (.958)      (.509)

Net asset value, end of period                           $ 12.040    $ 11.680    $ 11.880    $ 10.830    $ 12.300    $ 11.830

TOTAL RETURN B, C                                         5.62%       3.07%       15.25%      (5.48)%     12.36%      9.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 308,131   $ 315,152   $ 338,171   $ 310,912   $ 414,629   $ 359,305

Ratio of expenses to average net assets                   .58% A,     .60%        .60%        .58%        .58%        .61%
                                                          F                                                          A

Ratio of expenses to average net assets after expense     .58% A      .60%        .59%        .58%        .58%        .61%
reductions                                                                       E                                   A

Ratio of net interest income to average net assets        4.73% A     4.73%       4.91%       5.60%       5.31%       5.73%
                                                                                                                     A

Portfolio turnover rate                                   12% A       42%         74%         41%         48%         39%
                                                                                                                     A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D EFFECTIVE FEBRUARY 1, 1993 THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THE REIMBURSEMENT, THE FUND'S EXPENSES RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JULY 31, 1997                   PAST 6   PAST 1   PAST 5   PAST 10
                                              MONTHS   YEAR     YEARS    YEARS

Fidelity New York Municipal Money Market      1.53%    3.06%    13.88%   41.50%

New York Tax-Free Money Market Funds Averag   1.50%    2.98%    13.65%   41.28%
e


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5%
return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of 42 New York tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                         PAST 1   PAST 5   PAST 10
                                                    YEAR     YEARS    YEARS

Fidelity New York Municipal Money Market            3.06%    2.63%    3.53%

New York Tax-Free Money Market Funds Averag         2.98%    2.59%    3.51%
e

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                              8/4/97   4/28/97   2/03/97   10/28/96   7/29/96



New York Municipal            3.10%    3.50%     2.88%     3.04%      2.91%
 Money Market



New York Tax-Free Money       2.98%    3.46%     2.86%     2.91%      2.84%
 Market Funds Average



New York Municipal            5.43%    6.13%     5.04%     5.32%      5.09%
 Money Market Tax-equivalen
t


Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 2.98
Row: 2, Col: 1, Value: 3.5
Row: 2, Col: 2, Value: 3.46
Row: 3, Col: 1, Value: 2.88
Row: 3, Col: 2, Value: 2.86
Row: 4, Col: 1, Value: 3.04
Row: 4, Col: 2, Value: 2.91
Row: 5, Col: 1, Value: 2.91
Row: 5, Col: 2, Value: 2.84
New York
Municipal
Money Market
New York Tax-Free
Money Market
Funds Average
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc., or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 42.86%, but does not reflect the payment of the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more
meaningful. Keep in mind that
the U.S. government neither
insures nor guarantees a
money market fund. And there
is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Fidelity New York Municipal Money Market Fund on April 1, 1997.
Q. DIANE, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. While the Federal Reserve Board in mid-1996 had stated its bias toward raising short-term interest rates to dampen economic growth and head off inflation, it had not acted by early 1997 and the market became complacent with steady Fed policy. That sentiment changed in late February, however, after Fed Chairman Alan Greenspan's Humphrey-Hawkins testimony before Congress. Greenspan outlined his concerns that low unemployment might exert upward pressure on the economy's core inflation. More importantly, he mentioned the possibility that the Fed might raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from the 5.25% level it had maintained since January 1996. The rationale behind such a move would be to raise rates to curb inflation before it passed through to the consumer. Shortly after Greenspan's remarks, data for February showed an additional 293,000 non-farm jobs had been added to the economy, lowering unemployment to 5.3%. Interest rates rose as the Fed's March 25 Open Market Committee meeting approached and fears heightened that there would be a shift in Fed policy. At that meeting, the Fed raised the fed funds target rate by 0.25% to 5.50% as expected.
Q. HOW HAS THE ECONOMY PERFORMED SINCE THE FED'S MARCH MEETING?
A. First quarter 1997 data indicated continued economic strength, with gross domestic product growing at a stronger-than-expected annual rate of nearly 5%. In addition, unemployment fell in April to 4.9%, the lowest level since 1973. Since then, economic data showed signs of a slowdown during the second quarter. Perhaps more importantly, inflation continued to remain in check. In fact, in the first half of the year there were six consecutive monthly drops in the producer price index, and the first half of the year's consumer price index was the lowest in 10 years.
Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?
A. One-year taxable rates reached a high point in mid-April as expectations of further Fed interest-rate increases peaked. The fund's weighted average maturity lengthened to 48 days, as I purchased longer-term notes that offered attractive yields. The fund's average maturity rolled down when worries of further Fed rate increases diminished, as I switched my focus to shorter-term securities. Among these were variable-rate demand notes (VRDNs) - variable-rate securities that can be redeemed on short notice, typically in one or seven days. Because of a healthy supply, VRDNs were priced at historically attractive levels relative to the targeted fed funds rate. In the latter stages of the period, I turned my attention back to one-year paper during the municipal market's annual note borrowing season. The rates offered by these securities typically increase as most borrowers issue notes at the same time, causing a temporary imbalance between supply and demand.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on July 31, 1997, was 3.12%, compared to 2.86% six months ago. The latest yield was the equivalent of a taxable yield of 5.46% for New York investors in the 42.86% combined federal and state tax bracket. The fund's total return during the six-month period was 1.53%. That beat the total return of 1.50% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. The Fed may not need to raise short-term rates further if the pace of economic growth persists without any significant signs of inflation. As the next six months unfold, I plan to keep the fund's maturity relatively neutral. This position will allow me to extend the fund's average maturity with higher-yielding notes if a pick-up in economic growth in the third and fourth quarters leads to price increases and further action by the Fed.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
free from federal income tax
and New York state and
city income taxes, by
investing in short-term
municipal money market
securities of all types
FUND NUMBER: 092
TRADING SYMBOL: FNYXX
START DATE: July 6, 1984
SIZE: as of July 31, 1997,
more than $910 million
MANAGER: Diane McLaughlin,
since April 1997; manager,
various Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1992
(checkmark)

FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
 DAYS       % OF FUND    % OF FUND    % OF FUND
            ASSETS       ASSETS       ASSETS
            7/31/97      1/31/97      7/31/96

  0 - 30    74           73           69

 31 - 90    13            8           14

 91 - 180    6           12            5

181 - 397    7            7           12

WEIGHTED AVERAGE MATURITY
                               7/31/97   1/31/97   7/31/96

Fidelity New York Municipal    39 days   45 days   53 days
Money Market Fund

New York Tax-Free              46 days   51 days   55 days
Money Market Funds Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997  AS OF JANUARY 31, 1997
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 13.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 16.0
Row: 1, Col: 5, Value: 66.0
Variable rate demand
notes (VRDNs) 67%
Commercial paper
(including CP mode) 16%
Tender bonds 3%
Municipal notes 13%
Other 1%
Variable rate demand
notes (VRDNs) 59%
Commercial paper
(including CP mode) 11%
Tender bonds 3%
Municipal notes 26%
Other 1%
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 26.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 58.0
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 94.3%
Albany County Arpt. Auth. Arpt. Rev. Participating
VRDN, Trust Receipts 1997, 3.70% (Liquidity Facility
Bank of New York) (b) (c) $ 2,800,000 $ 2,800,000
Albany County Ind. Dev. Auth. Ind. Dev. Rev.
(Campus Plaza 7, Inc. Proj.) 3.75%,
LOC Marine Midland Bank, VRDN (b)  875,000  875,000
Albany County School Dist.:
TAN:
 4% 10/17/97   800,000  800,695
  4% 10/17/97  1,800,000  1,801,294
 RAN 4.375% 10/24/97  4,300,000  4,305,067
Amherst Ind. Dev. Auth. Ind. Dev. Rev. (Maple Dev. Proj.)
Series 1986, 3.75%, LOC Marine Midland Bank,
VRDN (b)  1,000,000  1,000,000
Amsterdam Ind. Dev. Agcy. Ind. Dev. Rev.
(Longview Fiber Co.) Series 1987, 3.70%,
LOC ABN-AMRO Bank, VRDN  1,880,000  1,880,000
Babylon Ind. Dev. Rev. (Southern Container Corp.)
3.75%, LOC Fleet Bank, NA, VRDN (b)  4,000,000  4,000,000
Byram Hills School Dist. BAN 4.25% 7/3/98  1,631,000  1,637,501
Chemung County Ind. Dev. Auth. Rev.
(McWayne, Inc. Proj.) Series 1992 A, 3.65%,
LOC AmSouth Bank, VRDN (b)  2,670,000  2,670,000
Chemung County Ind. Dev. Agcy. Ind. Dev. Rev.
(MMARS Second Prog.) Trayer Products Series A,
3.75% LOC Marine Midland Bank, VRDN  1,000,000  1,000,000
Columbia County Ind. Dev. Auth. Ind. Dev. Rev.
(Philip Morris Proj.) 3.70% VRDN  1,800,000  1,800,000
Commack Unified Free School Dist. BAN 4.25% 6/26/98  2,000,000  2,007,104
Erie County Gen. Oblig. RAN Series A, 4.50% 6/25/98  3,000,000  3,018,166
Erie County Ind. Dev. Auth. Ind. Rev.
(Uniland Dev./Buffalo Campus) Series 1986 D, 3.75%,
LOC Marine Midland Bank NA, VRDN (b)  1,420,000  1,420,000
Erie County Ind. Dev. Agcy. Rev.
(Niagara Envelope Co. Proj.) 3.75%,
LOC Bankers Trust Co., VRDN (b)  1,800,000  1,800,000
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(Nat'l. Wire Products) Series 1988 E, 3.75%,
LOC Marine Midland Bank NA, VRDN (b)  180,000  180,000
Hempstead Township Gen. Oblig. BAN:
4.10% 10/30/97  3,200,000  3,202,277
 4.25% 10/30/97  7,881,000  7,889,862
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Huntington Unified Free School Dist. TAN:
4.10% 6/29/98 $ 3,600,000 $ 3,608,179
 4.25% 6/29/98  3,800,000  3,813,233
Island Park Unified Free School Dist. BAN 4.50% 9/12/97  2,582,000
2,583,426
Islip Gen. Oblig. BAN 4.10% 7/24/98  2,700,000  2,705,057
Islip Ind. Dev. Agcy. Rev. (Interstate Litho Corp.) Series 1996 A,
3.75% LOC Marine Midland Bank NA, VRDN (b)  1,600,000  1,600,000
Jefferson County Ind. Dev. Agcy. Ind. Dev. Rev.
(Fisher Gauge Facs) Series 1996, 3.50%
LOC Fleet Bank, VRDN (b)  2,700,000  2,700,000
Monroe County Arpt. Auth. Rev. Participating VRDN
(Greater Rochester International Arpt.)
Series PT-98, 3.80% LOC Bayerside Hypo, (b) (c)  1,745,000  1,745,000
Monroe County Ind. Dev. Agcy. Rev.
(Illbruck Office Prod. Inc.) Series 1997,
3.60% LOC Key Bank Nat'l, VRDN (b)  1,300,000  1,300,000
Monroe County Ind. Dev. Agcy. Ind. Dev. Rev.
(AJL Mfg.) 3.75% Series 1996 A,
LOC Marine Midland Bank NA, VRDN (b)  2,100,000  2,100,000
Monroe County Ind. Dev. Agcy.
(Advent Tool & Mold) Series 1990 D, 3.75%
LOC Marine Midland Bank NA, VRDN (b)  880,000  880,000
Nassau County Gen. Oblig. BAN:
4.50% 8/15/97  5,400,000  5,400,998
 Series B, 4.25% 11/14/97  11,000,000  11,010,764
Nassau County Ind. Dev. Auth.
(CR/PL, Inc. Proj.) Series 1985, 4.15%, LOC First
Nat'l. Bank of Chicago, VRDN  4,930,000  4,930,000
New Rochelle Gen. Oblig. BAN:
4.50% 9/12/97  2,500,000  2,501,381
 4.50% 9/12/97 (b)  500,000  500,221
New York City Gen. Oblig.:
Participating VRDN:
 Series I BTP-234, 3.70%
  (Liquidity Facility Bankers Trust Co.) (c)  8,890,000  8,890,000
  Series 1994 C-3, 3.73% (Liquidity Facility Citibank) (c)  17,000,000
17,000,000
 Series E-5, 3.70%, LOC Morgan Guaranty Trust Co., VRDN  3,600,000
3,600,000
 Series 1992 D, 3.65% (FGIC Insured) (BPA FGIC-SPI) VRDN  12,200,000
12,200,000
 Series 1992 D, 3.65% (FGIC Insured) (BPA FGIC-SPI) VRDN  14,000,000
14,000,000
 Series 1994 E-3, 3.70%, LOC Morgan Guaranty
 Trust Co., VRDN  3,400,000  3,400,000
 Series 1994 E-4, 3.70%, LOC State Street Bank, VRDN  1,550,000  1,550,000
 Series 1994 E-5, 3.70% 8/1/16 LOC Morgan
 Guaranty, VRDN  5,700,000  5,700,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series 1995 F-4, 3.55% LOC Landesbank
 Hessen-Thuringen, VRDN $ 7,850,000 $ 7,850,000
 Series 1995 F-5, 3.55% LOC Bayerische
 Landesbank, VRDN  1,000,000  1,000,000
 Series 1995 F-7, 3.55% LOC Union Bank of
 Switzerland, VRDN  4,600,000  4,600,000
 Series H-2, 3.85% 8/22/97 (MBIA Insured)
 (BPA Insurance Corp.) CP mode  2,700,000  2,700,000
 Series H-3, 3.80% 11/19/97
 (FSA Insured) (BPA State Street Bank & Trust Co.) CP mode  2,000,000
2,000,000
 Series H-3, 3.85% 8/22/97
 (FSA Insured) (BPA State Street Bank & Trust Co.) CP mode  1,900,000
1,900,000
New York City Hsg. Dev. Corp.
(Related-East 96th St. Proj.) Series 1990 A, 3.70%,
LOC Bank of Tokyo-Mitsubishi, Ltd, VRDN  1,800,000  1,800,000
New York City Hsg. Dev. Corp. Mtg. Rev.
(York Ave. Proj.) Series 1994 A, 3.60%
LOC Midland Bank PLC, VRDN   17,650,000  17,650,000
New York City Hsg. Dev. Corp. Multi-Family Mtg.
Rev.:
(Tribeca Towers) Series 1994 A, 3.55%
 FNMA Guaranty, VRDN (b)  1,500,000  1,500,000
 (West 43rd Str. Dev.) Series1996 B:
 3.60%, LOC Fleet Bank NA, VRDN  25,300,000  25,300,000
  3.60%, LOC Bayerische Hypothenken, VRDN (b)  7,000,000  7,000,000
 (100 Jane Str. Dev. Proj.) Series 1995 A,
 3.60%, LOC Fleet Bank, VRDN (b)  4,000,000  4,000,000
 (400 W. 59th Str. Proj.):
  3.60%, LOC Bayerische Hypothenken, VRDN (b) 32,200,000 32,200,000 3.65%, LOC Bayerische Hypotheken, VRDN (b) 11,200,000 11,200,000
New York City Ind. Dev. Agcy.:
Rev. (Brooklyn Navy Yard):
 Series 1995A, 3.80% 7/1/29
  LOC Bank of America, VRDN  3,300,000  3,300,000
  Series 1995B, 3.65% 7/1/29
  LOC Bank of America, VRDN  5,400,000  5,400,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Ind. Dev. Agcy.: - continued
 Participating VRDN (Japan Airlines):
 Series 1996 H, 3.60% (Liquidity Facility Caisse des
  Depots et Consignations) (b)(c) $ 1,900,000 $ 1,900,000
  Series 1997 E, 3.80% (Liquidity Facility
  Caisse des Depots et Consignations) (b)(c)  5,400,000  5,400,000
  Series 1997-H, 3.80% (Liquidity Facility Caisse
  des Depots et Consignations) (b)(c)  3,800,000  3,800,000
New York City Ind. Dev. Agcy. Rev.
(Korean Air Lines Proj.):
 Series 1997-A, 3.60% LOC Bankers Trust Co., VRDN (b)  5,000,000  5,000,000
  Series 1997-B, 3.60% LOC Bankers Trust Co., VRDN (b)  5,000,000
5,000,000
  Series 1997-C, 3.65% LOC Bankers Trust Co., VRDN (b)  9,100,000
9,100,000
New York City Ind. Dev. Agcy. Spec. Facility Rev.
(Air Express International Corp. Proj.) Series 1997,
LOC First Union National Bank, VRDN (b)  3,800,000  3,800,000
New York City Metropolitan Transit Auth. Participating VRDN:
Series 1993 B, 3.70% (Liquidity Facility Hong Kong &
 Shanghai Banking Corp.) (c)  6,000,000  6,000,000
 3.73% (Liquidity Facility Citibank) (c)  15,800,000  15,800,000
New York City Municipal Assistance Corp.:
CP, Series K-3, 3.65% 8/12/97
 LOC Landesbank Hessen-Thuringen  5,400,000  5,400,000
 CP, Series K-3, 3.80%
 10/23/97 LOC Landesbank Hessen-Thuringen  12,300,000  12,300,000
 Participating VRDN, Series G BTP-225, 3.70%
 (Liquidity Facility Bankers Trust Co.)  10,500,000  10,500,000
 Series K-1, 3.65% LOC WestDeutsche Landesbank, VRDN 4,800,000 4,800,000 Series K-2, 3.65% LOC Bayerische Landesbank VRDN 1,900,000 1,900,000 Bonds Series L, 4.50% 7/1/98 4,525,000 4,552,735
New York City Muni. Wtr. Fin. Auth. CP:
Series 1:
 3.65% 9/18/97 LOC Canadian Imperial Bank of Comm.   13,500,000  13,500,000
  3.75% 9/12/97 LOC Canadian Imperial Bank of Comm.   2,800,000  2,800,000
  3.80% 11/6/97 LOC Canadian Imperial Bank of Comm.   5,300,000  5,300,000
 Series 3:
 3.80% 11/6/97 LOC Bank of Nova Scotia,
  LOC Toronto-Dominion Bank   9,300,000  9,300,000
  3.80% 11/6/97 LOC Bank of Nova Scotia,
  LOC Toronto-Dominion Bank  6,400,000  6,400,000
 Series 4, 3.75% 8/21/97 LOC Credit Suisse,
 First Boston Bank  5,200,000  5,200,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Wtr. Fin. Auth. Wtr. and
Swr. Rev.:
 Participating VRDN Series FR-6, 3.65%
  (Liquidity Facility Bank of New York, NA) (b)(c) $ 6,500,000 $ 6,500,000 Series 1994 G, 3.50% (FGIC Insured)
  (BPA FGIC-SPI) VRDN  700,000  700,000
New York City Trust for Cultural Resources
(The Jewish Museum) 3.60%,
(BPA Sumitomo Bank, Ltd.) VRDN  3,600,000  3,600,000
New York State Dorm. Auth. Participating VRDN:
Series PA-60, 3.70% (Liquidity Facility Merrill
 Lynch & Co.) (c)  4,500,000  4,500,000
New York State Dorm. Auth. Rev. Bonds.
(Sloan-Kettering Cancer Ctr.):
  Series 1989-A, 3.75% 8/19/97
  LOC Chase Bank, CP mode  1,000,000  1,000,000
  Series1989-A, 3.70% 8/15/97
  LOC Chase Bank, CP mode  2,700,000  2,700,000
  Series 1989-A, 3.80% 9/18/97
  LOC Chase Bank, CP mode  6,160,000  6,160,000
  Series 1989-B, 3.70% 8/18/97
  LOC Chase Bank, CP mode  1,200,000  1,200,000
  Series 1989-B, 3.80% 10/29/97
  LOC Chase Bank, CP mode  9,000,000  9,000,000
  Series 1996, 3.80% 10/22/97
  LOC Morgan Guaranty Trust Co., CP mode  5,000,000  5,000,000
New York State Energy Research Dev. Auth. Participating
VRDN:
Series 96C202, 3.73% (Liquidity Facility Citibank) (c)  8,700,000
8,700,000
 Series 943202, 3.73% (Liquidity Facility Citibank)
 (MBIA Insured) (c)  15,400,000  15,400,000
 Series 97C3202, 3.73% (Liquidity Facility Citibank) (c)  3,000,000
3,000,000
New York State Energy Research & Dev. Auth. Rev.
(Long Island Lighting Co.):
  Series 1993, 3.65%
  LOC Toronto Dominion Bank VRDN (b)  11,300,000  11,300,000
  Series 1993 A, 3.65%
  LOC Toronto Dominion Bank, Canada VRDN (b)  6,200,000  6,200,000
  Series 1994 A, 3.60%
  LOC Union Bank of Switzerland, VRDN (b)  11,800,000  11,800,000
  Series 1995 A, 3.60%
  LOC Union Bank of Switzerland, VRDN (b)  8,800,000  8,800,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Energy Research & Dev. Auth.
(Brooklyn Union Gas Co. Proj.) Series 1997 A2,
3.55% (MBIA Insured) (BPA Union Bank of Switzerland)
VRDN $ 5,900,000 $ 5,900,000
New York State Energy & Research Dev. Auth. Poll.
Cont. Rev. (Niagara Mohawk Pwr. Proj.):
 Series 1987 A, 3.95% LOC Toronto Dominion Bank,
  Canada, VRDN  6,860,000  6,860,000
  Series 1987 B, 3.75% LOC Morgan Guaranty
  Trust Co, VRDN (b)  500,000  500,000
  Series 1988 A, 3.80% LOC Morgan Guaranty
  Trust Co., VRDN (b)  1,200,000  1,200,000
New York State Envir. Facs. Corp. Solid Waste Rev.
Bonds (Gen. Elec. Proj.) Series 1987A, 3.75%
8/19/97 CP mode  1,000,000  1,000,000
New York State Gen. Oblig.:
CP:
 Series S, 3.80% 9/12/97
  (Liquidity Facility Westdeutche Landesbank) 13,000,000 13,000,000 Series T, 3.80% 8/12/97
  (Liquidity Facility Westdeutsche Landesbank)  4,600,000  4,600,000
  Series U, 3.80% 8/14/97
  (Liquidity Facility Westdeutche Landesbank) 10,600,000 10,600,000 Series U, 3.75% 9/10/97 (Liquidity Facility
  Westdeutche Landesbank)  6,500,000  6,500,000
 Series 1997A:
 3.75% 8/20/97 LOC Bayerische Landesbank Girozent,
  LOC Landesbank Hessen-Thuringen  2,200,000  2,200,000
  Bonds 3.80% 10/16/97 LOC Bayerside Landesbank
  Gironzent, LOC Landesbank Hessen-Thuringen  2,100,000  2,100,000
New York State Hsg. Fin. Agcy. Rev:
Participating VRDN, PT107 Trust Receipts, 3.65%
 11/1/05 (Liquidity Facility Banco Santander SA) 4,895,000 4,895,000 (Normandie Court II Proj.) Series 1987 A, 3.55%,
 - Fleet National Bank MA, VRDN (b)  1,500,000  1,500,000
 (250 W. 50th Str.) Series 1997 A, 3.60%
 - Fleet Bank NA, VRDN  13,000,000  13,000,000
New York State Hsg. Fin. Agcy. Multi-Family Hsg. Rev.,
Series 1988 A, 3.60%, (AMBAC Insured) (Liquidity
 Facility Bank of Tokyo-Mitsubishi), VRDN  1,000,000  1,000,000
New York State Local Gov't. Assistance Corp. Series 1995 E,
3.55%, LOC Canadian Imperial Bank of Commerce, VRDN 4,000,000 4,000,000 New York State Local Gov't Assistance Corp. Rev.
Participating VRDN, Series 1997 SG-99, 3.75%
 (Liquidity Facility Societe Generale, France) (c) 7,700,000 7,700,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Mtg. Agcy Rev.
 Participating VRDN:
  Series PT-26, 3.80%, 10/1/23 (Liquidity Facility
  Credit Suisse, Switzerland) (b)(c) $ 3,620,000 $ 3,620,000
  Series PA-87, 3.80% (Liquidity Facility Merrill
  Lynch & Co.) (b)(c)  3,520,000  3,520,000
  Series PT-15 A, 3.80% (Liquidity Facility
  Commerzbank, Germany) (b)(c)  6,880,000  6,880,000
  Series PT 15-B, 3.80% (Liquidity Facility
  Commerzbank, Germany) (b)(c)  2,840,000  2,840,000
  Series PT-11, 3.80% (Liquidity Facility
  Commerzbank, Germany) (b)(c)  9,540,000  9,540,000
  Series 97G, 3.80% (Liquidity Facility Caisse des
  Depots et Consignations) (b)(c)  8,600,000  8,600,000
  Series PT-108, 3.80% (Liquidity Facility Banco
  Santander SA) (b)(c)  3,500,000  3,500,000
  Series PA-153, 3.80% (Liquidity Facility Merrill
  Lynch & Co. Inc.) (b)(c)  2,000,000  2,000,000
  Series 97J, 3.80% (Liquidity Facility
  Corestates Bank) (b)(c)  5,400,000  5,400,000
New York State Medcare Facs. Fin. Agcy. Participating
VRDN:
 Series PA-89, 3.70% (Liquidity Facility Merrill
  Lynch & Co.) (c)  4,950,000  4,950,000
  Series SG1, 3.75% (Liquidity Facility Societe
  Generale, France) (c)  7,600,000  7,600,000
New York State Pwr. Auth. Bonds:
3.50%, tender 9/1/97  5,000,000  5,000,000
 3.50%, tender 9/1/97  16,560,000  16,560,000
New York State Pwr. Auth. CP:
 3.85% 8/11/97  3,200,000  3,200,000
 3.80% 8/13/97  2,800,000  2,800,000
 3.85% 8/13/97  350,000  350,000
 3.90% 8/14/97  2,000,000  2,000,000
 3.80% 9/11/97   2,000,000  2,000,000
New York State Urban Dev. Corp. Participating VRDN:
Series BT-113, 3.75% (Liquidity Facility Bankers Trust Co.) (c) 7,854,000 7,854,000
 Series SG-33, 3.75% (Liquidity Facility Societe
 Generale, France) (c)  9,750,000  9,750,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Niagara County Gen. Oblig. BAN 4.25% 12/5/97 $ 1,265,000 $ 1,267,312
Northport-East Northport Unified School Dist. TAN
4.25% 6/30/98  9,500,000  9,532,557
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev. (Utica Corp.)
Series 1996, 3.50%, LOC Fleet Bank NA, VRDN (b)  2,800,000  2,800,000
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev.
(Philip Morris Co. Proj.) 3.65% VRDN  9,500,000  9,500,000
Plainview-Old Bethpage County School Dist. TAN
4.25% 6/30/98  6,720,000  6,741,142
Putnam County Gen. Oblig. TAN 4% 8/27/97  3,900,000  3,900,255
Rochester Gen. Oblig. BAN Series I, 4% 3/10/98  6,698,000  6,709,721
Rochester Gen. Oblig BAN Series III, 4.50% 10/30/97 500,000 501,007 Rockland Gen. Oblig. BAN 4% 3/6/98 3,600,000 3,608,261
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev.
(Reynolds Metals Proj.) 3.60%,
LOC Royal Bank of Canada, VRDN  6,400,000  6,400,000
Schenectady Ind. Dev. Agcy. Rev. (Super Steel
Schenectady Proj.) 3.65%,
LOC Key Bank of New York, VRDN  2,400,000  2,400,000
Southampton Unified Free School Dist. TAN
4.25% 6/25/98  5,200,000  5,218,465
Spencerport Central School Dist. BAN 4.25% 11/26/97  5,200,000  5,209,159
Suffolk County TAN 4.50% 9/11/97  14,500,000  14,508,959
Suffolk County Pub. Impt. Bonds Series C, 5% 10/15/97 810,000 811,859 Suffolk County Ind. Civic Fac. Ind. Dev. Agcy. Rev.
Series 97A, 3.80% (Maryhaven Center of Hope, Inc.)
LOC Key Bank Nat'l Assn., VRDN  3,200,000  3,200,000
Suffolk County Ind. Dev. Agcy. Rev. (Nissequogue
Cogen Partner Fac.) 3.70% LOC Toronto-Dominion
Bank, VRDN (b)  12,700,000  12,700,000
Tompkins County Gen. Oblig. BAN 4.25% 4/10/98  4,224,400  4,231,319
Triborough Bridge & Tunnel Auth. Rev.
Participating VRDN:
Series BT-162, 3.70% (Liquidity Facility
 Bankers Trust Co.) (c)  2,703,000  2,703,000
 Series BT-184, 3.65% (Liquidity Facility
 Bankers Trust Co.) (c)  3,100,000  3,100,000
Triborough Bridge & Tunnel Auth. Spl. Oblig. Rev.
Series 1994, 3.60% (FGIC Insured)(BPA FGIC-SPI) VRDN  18,300,000
18,300,000
West Irindequoit County School Dist. BAN 4.50% 4/10/98  1,400,000
1,404,639
Wyoming County Ind. Dev. Auth. Ind. Dev. Rev. (American
Precision) Series 1988 A, 3.75% LOC Marine Midland
Bank, VRDN (b)  630,000  630,000
  850,414,615
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 5.7%
New York & New Jersey Port Auth. Participating VRDN,
3.70% (Liquidity Facility Bank of New York) (c) $ 3,660,000 $ 3,660,000
New York Port Authority & New Jersey Equip.:
Series 1997 1C, 3.60% VRDN  3,800,000  3,800,000
 Series 1997 2, 3.75% VRDN (b)  1,600,000  1,600,000
New Jersey & New York Port Auth.:
(JFK Arpt. Term.) Bonds
 Series 6, 4% (Liquidity Facility Societe Generale,
  France) (b)(d)  6,200,000  6,200,000
 Participating VRDN,
 Series 1997, 3.70% (Liquidity Facility Bank of
  New York) (b)(c)  9,800,000  9,800,000
 Rev.:
 Series 1992, 3.50%, VRDN  9,700,000  9,700,000
  Series 1995, 3.50%, VRDN (b)  16,900,000  16,900,000
  51,660,000
TOTAL INVESTMENTS - 100%  $ 902,074,615
Total Cost for Income Tax Purposes  $ 902,074,615
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
SECURITY ACQUISITION ACQUISITION
 DATE COST
New York & New Jersey
 Port. Auth. (JFK Arpt.
 Term.) Bonds Series 6, 4%
 (Liquidity Facility Societe
 Generale France) 5/15/97 $ 6,200,000
At the period end, the value of restricted securities amounted to $6,200,000 or .7% of net assets.
INCOME TAX INFORMATION
At January 31, 1997, the fund had a capital loss carryforward of approximately $74,000 of which $38,000, $3,000 and $33,000 will expire on January 31, 2001, 2004 and 2005, respectively.
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value -                                      $ 902,074,615
See accompanying schedule

Cash                                                                       7,191,211

Interest receivable                                                        6,329,755

 TOTAL ASSETS                                                              915,595,581

LIABILITIES

Payable for investments purchased                           $ 4,815,288

Distributions payable                                        66,420

Accrued management fee                                       292,509

Other payables and accrued expenses                          180,727

 TOTAL LIABILITIES                                                         5,354,944

NET ASSETS                                                                $ 910,240,637

Net Assets consist of:

Paid in capital                                                           $ 910,362,681

Accumulated net realized gain (loss) on investments                        (122,044)

NET ASSETS, for 910,197,438 shares outstanding                            $ 910,240,637

NET ASSET VALUE, offering price and redemption price                       $1.00
per share ($910,240,637 (divided by) 910,197,438 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                       $ 16,269,883

EXPENSES

Management fee                                          $ 1,738,685

Transfer agent, accounting and custodian fees and        879,921
expenses

Non-interested trustees' compensation                    1,953

Registration fees                                        20,012

Audit                                                    28,098

Legal                                                    7,476

Reports to shareholders                                  41,336

Miscellaneous                                            3,639

 Total expenses before reductions                        2,721,120

 Expense reductions                                      (1,978)       2,719,142

NET INTEREST INCOME                                                    13,550,741

REALIZED AND UNREALIZED GAIN (LOSS)                                    (48,134)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                        (2,400)
accretion of market discount

NET GAIN (LOSS)                                                        (50,534)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 13,500,207

OTHER INFORMATION
Expense Reductions

 Custodian credits                                                    $ 272

 Transfer agent credits                                                1,706

                                                                      $ 1,978


STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS         YEAR ENDED
                                                           ENDED JULY 31,     JANUARY 31,
                                                           1997               1997
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 13,550,741       $ 23,880,427
Net interest income

 Net realized gain (loss)                                   (48,134)           (33,281)

 Increase (decrease) in net unrealized gain from            (2,400)            2,400
accretion of market discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            13,500,207         23,849,546
FROM OPERATIONS

Distributions to shareholders from net interest income      (13,550,741)       (23,880,427)

Share transactions at net asset value of $1.00 per share    1,258,412,633      2,139,223,899
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     13,103,682         23,071,469

 Cost of shares redeemed                                    (1,241,300,553)    (2,105,054,985)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           30,215,762         57,240,383
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   30,165,228         57,209,502

NET ASSETS

 Beginning of period                                        880,075,409        822,865,907

 End of period                                             $ 910,240,637      $ 880,075,409


FINANCIAL HIGHLIGHTS

      SIX MONTHS      YEARS ENDED JANUARY 31,                        NINE
      ENDED                                                          MONTHS
      JULY 31, 1997                                                  ENDED
                                                                     JANUARY 31,

      (UNAUDITED)     1997                      1996   1995   1994   1993



SELECTED PER-SHARE DATA

Net asset value,               $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of period

Income from                     .015        .029        .033        .024        .018        .017
Investment
Operations
Net interest income

Less Distributions

 From net                       (.015)      (.029)      (.033)      (.024)      (.018)      (.017)
 interest income

Net asset value, end           $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
of period

TOTAL RETURN B                  1.53%       2.94%       3.32%       2.44%       1.84%       1.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 910,241   $ 880,075   $ 822,866   $ 737,282   $ 608,444   $ 565,619
period (000 omitted)

Ratio of expenses to            .62%        .61%        .62%        .60%        .62%        .62%
average net assets             A                                                           A

Ratio of net interest           3.07%       2.89%       3.26%       2.42%       1.83%       2.26%
income to average              A                                                           A
net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New York Municipal Income Fund (the income fund) and Fidelity New York Insured Municipal Income Fund (the insured fund) are funds of Fidelity New York Municipal Trust. Fidelity New York Municipal Money Market Fund (the money market fund) is a fund of Fidelity New York Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund, the insured fund, and the money market fund:
SECURITY VALUATION.
INCOME AND INSURED FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. The income and insured funds may use futures contracts to manage their exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annualized rates of .39% of average net assets for the income, insured and money market funds.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR.
The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. The Bank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $243,033 and $86,654 for the income fund, $190,392 and $65,696 for the insured fund and $780,798 and $70,263 for the money market fund, respectively.
For the period, the transfer agent fees were equivalent to an annualized rate of .12%, .13% and .18% of average net assets for the income fund, the insured fund and the money market fund, respectively.
Shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $37,135.
5. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the income and insured funds average net assets.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. PROPOSED REORGANIZATION
The Board of Trustees of the income fund has approved Agreements and Plans of Reorganization ("Agreements") between the income fund and Spartan New York Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund, and the insured fund ("the Target Funds"). The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each Target Fund in exchange solely for the number of shares of the income fund having the same aggregate net asset value as the outstanding shares of each Target Fund at the close of business on the day that the Reorganizations are effective. A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of each Target Fund to which the Reorganization relates.
A Special Meeting of Shareholders ("Meeting") of the Target Funds will be held on December 17, 1997 to vote on the Agreements. A detailed description of the proposed transactions and voting information will be sent to shareholders of each of the Target Funds in October, 1997. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about January 8, 1998, January 15, 1998, and January 22, 1998 for Spartan New York Municipal Income Fund, Spartan New York Intermediate Municipal Income Fund and the insured fund, respectively. Effective April 1,1997, shares of the insured fund are no longer available for purchase or exchange to new accounts of the fund. However, existing shareholders of the fund can continue to purchase shares of the fund up to the close of business on October 20, 1997, at which time the fund will be closed to all purchases except for reinvestment of dividends or other distributions.
PROXY VOTING RESULTS


A special meeting of Fidelity New York Municipal Money Market Fund's shareholders was held on March 19, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
J. GARY BURKHEAD
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  424,992,010.972 96.026
Withheld  17,587,383.660 3.974
 TOTAL  442,579,394.632 100.000
RALPH F. COX
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  425,443,012.902 96.128
Withheld  17,136,381.730 3.872
 TOTAL  442,579,394.632 100.000
PHYLLIS BURKE DAVIS
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  424,565,780.012 95.930
Withheld  18,013,614.620 4.070
 TOTAL  442,579,394.632 100.000
ROBERT M. GATES
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  423,946,226.802 95.790
Withheld  18,633,167.830 4.210
 TOTAL  442,579,394.632 100.000
EDWARD C. JOHNSON 3RD
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  423,821,562.982 95.762
Withheld  18,757,831.650 4.238
 TOTAL  442,579,394.632 100.000
E. BRADLEY JONES
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  424,678,630.952 95.955
Withheld  17,900,763.680 4.045
 TOTAL  442,579,394.632 100.000
DONALD J. KIRK
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  424,973,335.242 96.022
Withheld  17,606,059.390 3.978
 TOTAL  442,579,394.632 100.000
PETER S. LYNCH
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  425,202,530.202 96.074
Withheld  17,376,864.430 3.926
 TOTAL  442,579,394.632 100.000
WILLIAM O. MCCOY
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  425,171,421.252 96.067
Withheld  17,407,973.380 3.933
 TOTAL  442,579,394.632 100.000
GERALD C. MCDONOUGH
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  424,897,599.692 96.005
Withheld  17,681,794.940 3.995
 TOTAL  442,579,394.632 100.000
MARVIN L. MANN
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  425,246,979.622 96.084
Withheld  17,332,415.010 3.916
 TOTAL  442,579,394.632 100.000
THOMAS R. WILLIAMS
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative  425,227,549.092 96.079
Withheld  17,351,845.540 3.921
 TOTAL  442,579,394.632 100.000
PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     415,038,557.902    93.777

Against         12,326,241.250     2.785

Abstain         15,214,595.480     3.438

TOTAL           442,579,394.632    100.000

PROPOSAL 3
To amend the Trust Instrument to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     391,418,522.167    88.440

Against         31,140,439.200     7.036

Abstain         20,020,433.265     4.524

TOTAL           442,579,394.632    100.000

PROPOSAL 4
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     348,875,591.027    78.828

Against         67,338,505.760     15.215

Abstain         26,365,297.845     5.957

TOTAL           442,579,394.632    100.000

PROPOSAL 5
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     367,789,241.210    83.103

Against         38,399,780.690     8.677

Abstain         36,381,372.732     8.220

TOTAL           442,579,394.632    100.000

PROPOSAL 6
To amend the fund's fundamental investment limitation concerning the issuance of senior securities.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     346,624,426.460    78.319

Against         59,896,387.300     13.534

Abstain         36,058,580.872     8.147

TOTAL           442,579,394.632    100.000

PROPOSAL 7
To amend the borrowing limitation to require a reduction in borrowing if borrowings exceed the 33 1/3% limit for any reason rather than solely because of a decline in net assets.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     347,464,415.070    78.509

Against         60,722,585.160     13.720

Abstain         34,392,394.402     7.771

TOTAL           442,579,394.632    100.000

PROPOSAL 8
To amend the fund's fundamental investment limitation concerning underwriting.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     347,931,304.090    78.614

Against         57,434,528.850     12.978

Abstain         37,213,561.692     8.408

TOTAL           442,579,394.632    100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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UTAH
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VIRGINIA
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WASHINGTON
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WISCONSIN
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TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
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OVERNIGHT EXPRESS
Fidelity Investments
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SELLING SHARES
Fidelity Investments
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OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
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GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602




INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME AND INSURED FUNDS
Boyce Greer, Vice President -
MONEY MARKET FUND
Norman Lind, Vice President -
INCOME AND INSURED FUNDS
Diane M. McLaughlin, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
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 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)


(registered trademark)
NEW YORK
MUNICIPAL
FUNDS



SEMIANNUAL REPORT
JULY 31, 1997
CHECK PAGE NUMBERS !!!

CONTENTS



PRESIDENT'S MESSAGE                                   3     NED JOHNSON ON INVESTING STRATEG
                                                            IES

SPARTAN NEW YORK MUNICIPAL INCOME FUND

                                                      4     PERFORMANCE

                                                      7     FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      10    INVESTMENT CHANGES

                                                      11    INVESTMENTS

                                                      17    FINANCIAL STATEMENTS

SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

                                                      21    PERFORMANCE

                                                      25    FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      28    INVESTMENT CHANGES

                                                      29    INVESTMENTS

                                                      34    FINANCIAL STATEMENTS

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

                                                      38    PERFORMANCE

                                                      40    FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      42    INVESTMENT CHANGES

                                                      43    INVESTMENTS

                                                      52    FINANCIAL STATEMENTS

NOTES                                                 56    NOTES TO THE FINANCIAL STATEMENTS

PROXY VOTING RESULTS                                  60



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR
THE
GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first seven months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 30% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the past seven months, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
SPARTAN NEW YORK MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in it's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997             PAST 6   PAST 1   PAST 5   LIFE OF
                                        MONTHS   YEAR     YEARS    FUND

Spartan New York Municipal Income       6.41%    10.88%   38.55%   82.83%

Lehman Brothers New York 4 Plus Year    6.90%    11.72%   n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average   6.14%    9.96%    35.04%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, six months, one year, five years or since the fund started on February 3, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 4 Plus Year Municipal Bond Index - a total performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the New York municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 95 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                   PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan New York Municipal Income             10.88%   6.74%    8.38%

Lehman Brothers New York 4 Plus Year          11.72%   n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         9.96%    6.17%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970731 19970825 101318 S00000000000001
             Spartan NY: Muni Income     LB Municipal Bond
             00421                       LB015
  1990/02/28      10000.00                    10000.00
  1990/03/31       9983.21                    10003.00
  1990/04/30       9811.79                     9930.58
  1990/05/31      10117.08                    10147.36
  1990/06/30      10261.57                    10236.56
  1990/07/31      10478.70                    10387.04
  1990/08/31      10253.35                    10236.22
  1990/09/30      10224.00                    10242.05
  1990/10/31      10276.00                    10427.84
  1990/11/30      10527.66                    10637.55
  1990/12/31      10549.02                    10683.82
  1991/01/31      10686.28                    10827.20
  1991/02/28      10746.11                    10921.39
  1991/03/31      10807.20                    10925.32
  1991/04/30      10977.12                    11070.63
  1991/05/31      11092.42                    11169.05
  1991/06/30      11110.44                    11157.99
  1991/07/31      11303.75                    11293.90
  1991/08/31      11499.52                    11442.64
  1991/09/30      11673.94                    11591.62
  1991/10/31      11804.45                    11695.94
  1991/11/30      11845.12                    11728.58
  1991/12/31      12068.11                    11980.27
  1992/01/31      11973.64                    12007.59
  1992/02/29      12012.18                    12011.43
  1992/03/31      12043.36                    12015.87
  1992/04/30      12188.20                    12122.81
  1992/05/31      12392.71                    12265.50
  1992/06/30      12664.89                    12471.31
  1992/07/31      13129.04                    12845.20
  1992/08/31      12946.42                    12719.96
  1992/09/30      12998.19                    12803.15
  1992/10/31      12730.57                    12677.30
  1992/11/30      13058.40                    12904.35
  1992/12/31      13209.77                    13036.10
  1993/01/31      13386.37                    13187.71
  1993/02/28      13961.65                    13664.71
  1993/03/31      13839.11                    13520.27
  1993/04/30      13978.32                    13656.69
  1993/05/31      14082.45                    13733.44
  1993/06/30      14323.29                    13962.66
  1993/07/31      14339.75                    13980.95
  1993/08/31      14647.26                    14272.03
  1993/09/30      14814.05                    14434.59
  1993/10/31      14805.45                    14462.45
  1993/11/30      14653.30                    14335.03
  1993/12/31      14980.16                    14637.65
  1994/01/31      15142.62                    14804.81
  1994/02/28      14713.05                    14421.36
  1994/03/31      13989.29                    13834.12
  1994/04/30      14030.97                    13951.44
  1994/05/31      14169.93                    14072.40
  1994/06/30      13991.10                    13986.41
  1994/07/31      14310.60                    14242.79
  1994/08/31      14394.76                    14292.07
  1994/09/30      14086.75                    14082.26
  1994/10/31      13751.76                    13832.16
  1994/11/30      13286.81                    13582.07
  1994/12/31      13732.43                    13881.01
  1995/01/31      14209.60                    14277.73
  1995/02/28      14679.96                    14692.93
  1995/03/31      14809.27                    14861.75
  1995/04/30      14847.12                    14879.29
  1995/05/31      15388.29                    15354.09
  1995/06/30      15232.70                    15220.51
  1995/07/31      15330.23                    15364.80
  1995/08/31      15563.55                    15559.62
  1995/09/30      15644.96                    15658.11
  1995/10/31      15910.47                    15885.78
  1995/11/30      16189.55                    16149.33
  1995/12/31      16359.64                    16304.52
  1996/01/31      16490.47                    16427.62
  1996/02/29      16342.13                    16316.74
  1996/03/31      16090.07                    16108.21
  1996/04/30      16066.33                    16062.62
  1996/05/31      16060.30                    16056.20
  1996/06/30      16254.66                    16231.05
  1996/07/31      16404.76                    16378.75
  1996/08/31      16366.21                    16374.82
  1996/09/30      16656.80                    16604.07
  1996/10/31      16840.68                    16791.86
  1996/11/30      17167.13                    17099.15
  1996/12/31      17068.01                    17027.33
  1997/01/31      17094.41                    17059.52
  1997/02/28      17258.27                    17216.12
  1997/03/31      17008.54                    16986.63
  1997/04/30      17162.30                    17128.81
  1997/05/31      17433.12                    17386.43
  1997/06/30      17637.06                    17571.59
  1997/07/31      18190.07                    18058.33
IMATRL PRASUN   SHR__CHT 19970731 19970825 101321 R00000000000092

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan New York Municipal Income Fund on February 28, 1990, shortly after the fund started. As the chart shows, by July 31, 1997, the value of the investment would have grown to $18,190 - an 81.90% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,058 - a 80.58% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX         YEARS ENDED JANUARY 31,
      MONTHS
      ENDED
      JULY 31,

      1997        1997                       1996   1995   1994   1993

Dividend returns        2.63%   5.22%    5.97%    5.41%     5.91%    6.57%

Capital appreciation    3.78%   -1.56%   10.08%   -11.58%    7.20%    5.22%
 returns

Total returns           6.41%   3.66%    16.05%   -6.17%    13.11%   11.79%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. For periods through January 31, 1997, capital appreciation and total returns include the effect of the $5 account closeout fee on an average-sized account.
DIVIDENDS AND YIELD

PERIODS ENDED JULY 31, 1997              PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.55(cents)   26.73(cents)   54.00(cents)

Annualized dividend rate                 4.92%         5.07%          5.10%

30-day annualized yield                  4.57%         -              -

30-day annualized tax-equivalent yield   8.00%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.88 over the past one month, $10.64 over the past six months and $10.59 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City income tax bracket, but does not reflect the payment of the Federal alternative minimum tax, if applicable.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Spartan New York Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended July 31, 1997, the fund had a total return of 6.41%. That was better than the New York municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 6.14%. The fund's benchmark - the Lehman Brothers New York 4 Plus Year Municipal Bond Index - had a total return of 6.90%. For the year that ended July 31, 1997, the fund had a total return of 10.88%. By comparison, for the same one-year period the New York municipal debt funds average returned 9.96%, and the Lehman Brothers index returned 11.72%.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. From the point of view of bond investors, there were plenty of reasons to be optimistic. The nation's gross domestic product continued to expand, but at a non-inflationary clip. Even though the U.S. unemployment rate hit a 23-year low, there were no real signs that wage pressures - which can incite inflation - were brewing. As a result of these factors and others, annual inflation fell to the relatively low level of roughly two percent. Bond investors, of course, dislike inflation because it eats away at the income generated by their fixed-income holdings. Adding further fuel to the bond market's optimism was Federal Reserve
Chairman Alan Greenspan's July testimony to Congress. While Greenspan admitted surprise that there were no inflationary pressures - despite the economy's relatively strong growth and low unemployment - he implied that no further boosts in short-term interest rates were on the horizon.
Q. WHY DID THE FUND BEAT THE AVERAGE FUND OF ITS TYPE OVER THE PAST SIX
MONTHS?
A. It's a little difficult to pinpoint exactly, but I think that one factor contributing to the fund's better performance was its stake in non-callable bonds - those that can't be redeemed by their issuers before maturity. Falling interest rates can prompt municipal issuers to refinance their older, more expensive debt if current rates are lower than the rate they're paying. Having a fair amount of call protection was an advantage over the past six months, because it allowed the fund to lock in attractive yields and hold these securities even when bond yields were falling. Furthermore, the prices of many of the fund's non-callable holdings rose during the past six months as investors increasingly sought out bonds with call protection.
Q. WHY DID THE FUND LAG ITS BENCHMARK?
A. Throughout the past six months and year, the fund had a much lighter weighting - about 10% - than its benchmark - roughly 25% - in New York City bonds. Thanks in part to the strength of New York City's economy, its bonds were some of the best-performing securities in the entire municipal market. Because I try to avoid having the fund's performance overly dependent on the fortunes of one issuer, I kept the fund's exposure to New York City bonds relatively low compared to its benchmark.
Q. THE STATE RECENTLY SET A DUBIOUS RECORD BY ISSUING ITS BUDGET MORE THAN 100 DAYS LATER THAN SCHEDULED. DID THIS DEVELOPMENT HAVE ANY EFFECT ON THE FUND'S PERFORMANCE?
A. Yes, and the effect was positive, surprisingly. I anticipated that the state would issue its budget late - although admittedly not as late as it actually did. So I bought state-appropriated bonds late last year and early this year at a time when the supply of them was heavy and their prices were attractive. Because the state was constrained from issuing any new state-appropriated debt during the budget process, the existing supply of these high-yielding bonds wasn't adequate enough to meet demand for them. As a result, their prices generally rose. Not only did the fund benefit from their rising prices, but it also was helped by their high yields. When these bonds started to look rich - or expensive relative to their historical value and to other bonds in the market - I sold some to lock in their gains.
Q. WHICH SECTORS DID YOU FAVOR AND WHY? WHICH DID YOU AVOID?
A. General obligation bonds (GOs) made up the largest sector concentration of the fund at the end of the period, as well as the New York municipal bond market as a whole. GOs are municipal bonds backed by the full faith and credit - which includes the taxing power - of a city, county or the state and are repaid by general revenues, such as taxes. That's in contrast to revenue generated from a specific facility, such as a tunnel. Generally speaking, GOs tend to do well when the local economy is strong - as it has been over the past year - because tax receipts rise as a function of increased personal income, corporate profits and other sources. On the other hand, I generally avoided electric utility bonds. There are still plenty of unanswered questions surrounding the bailout of Long Island Lighting Company. That, coupled with the uncertainty surrounding the possible deregulation of the electric utility industry in the state, has cast somewhat of a pall over electric utility bonds.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, municipals in general appear to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the New York municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in longer-term,
investment-grade New
York municipal securities
FUND NUMBER: 421
TRADING SYMBOL: FSNYX
START DATE: February 3, 1990
SIZE: as of July 31, 1997,
more than $316 million
MANAGER: Norm Lind, since
1993; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)
NORM LIND ON THE NEW YORK
CITY TRANSITIONAL FINANCE
AUTHORITY:
"Each year, New York City
issues approximately $3
billion in debt. Because New
York City has hit a
constitutional limit on the
amount of debt it can issue, it
is planning to use a new
financing vehicle - The New
York City Transitional Finance
Authority (TFA) - to issue
new debt. That's not to say
that the total amount of debt
issued by the city - through
traditional ways or through the
TFA - will skyrocket.
Rather, the TFA will
probably issue about $2
billion, while the city uses
more traditional avenues to
issue the remaining $1 billion.
In my view, the introduction of
TFA debt will be a plus for
New York City because it may
lower the city's debt costs."
SPARTAN NEW YORK MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                         % OF FUND'S    % OF FUND'S
                         INVESTMENTS    INVESTMENTS
                                        IN THESE MARKET
                                        SECTORS
                                        6 MONTHS AGO

General Obligation       38.1           36.4

Transportation           16.4           15.4

Industrial Development   13.4           14.1

Special Tax              13.3           12.8

Water & Sewer            7.2            7.0

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1997
               6 MONTHS AGO

Years   14.8   14.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JULY 31, 1997
              6 MONTHS AGO

Years   7.6   7.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JULY 31, 1997 AS OF JANUARY 31, 1997
Aaa 28.6%
Aa, A 31.5%
Baa 37.3%
Short-term
investments 2.6%
Aaa 26.2%
Aa, A 34.8%
Baa 37.4%
Short-term
investments 1.6%
Row: 1, Col: 1, Value: 28.6
Row: 1, Col: 2, Value: 31.5
Row: 1, Col: 3, Value: 37.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 1, Value: 26.2
Row: 1, Col: 2, Value: 34.8
Row: 1, Col: 3, Value: 37.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.6
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 97.4%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - 91.5%
Monroe County Gen. Oblig. 6% 6/1/06  Aa $ 1,000,000 $ 1,107,500
Monroe County Pub. Impt.:
6.10% 3/1/04 (MBIA Insured)  Aaa  3,300,000  3,555,750
 6.50% 6/1/04  Aa  1,310,000  1,475,388
Monroe Woodbury Ctr. School Dist. (NY Ctr.
School Dist. #1) 5.625% 5/15/24
(MBIA Insured)  Aaa  1,645,000  1,690,238
Nassau County Gen. Oblig.:
Rfdg. Series A, 6.50% 5/1/07 (FGIC Insured)  Aaa  4,000,000  4,580,000
 Series R, 5.125% 11/1/05 (FGIC Insured)  Aaa  2,565,000  2,677,219
New York City Gen. Oblig.:
Rfdg.:
 Series B, 5.70% 8/15/02  Baa1  1,165,000  1,233,444   Series H:
  7% 2/1/05 (Pre-Refunded to 2/1/02 @
   101.50) (d)  Aaa  90,000  101,700    6% 8/1/14  Baa1  5,000,000
5,262,500   Series I:
  6.125% 4/15/11  Baa1  11,050,000  11,851,125    5.875% 3/15/12  Baa1
5,000,000  5,231,250  Series A, 8% 8/15/21 (Pre-Refunded to
 8/15/01 @ 101.50) (d)  Aaa  2,485,000  2,879,494Series B:
 7.50% 2/1/02  Baa1  1,000,000  1,125,000   7.50% 2/1/03  Baa1  5,000,000
5,606,250
  7.50% 2/1/07  Baa1  5,500,000  6,180,625
 Series F, 5.75% 2/1/15  Baa1  2,500,000  2,568,750
 Series H, 7% 2/1/05  Baa1  3,410,000  3,759,525
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured) LOC Morgan
Guaranty Trust Co. (b)  Aaa  1,000,000  1,070,000
New York City Ind. Dev. Agcy. Spl. Facs. Rev.:
(American Airlines, Inc. Proj.) Series 1990,
 8% 7/1/20 (b)  Baa2  4,325,000  4,584,500
 (American Airlines, Inc. Proj.)
 6.90% 8/1/24 (b)  Baa2  2,000,000  2,227,500
 (Terminal One Group Assoc. Proj.)
 6% 1/1/15 (b)  A  12,560,000  13,078,100
New York City Muni. Wtr. Fin. Auth. Wtr. &
Swr. Sys. Rev. Series B, 5.875% 6/15/26  A2  8,450,000  8,745,750
New York City Trust Cultural Resource Rev.
(American Museum Natural History)
5.65% 4/1/22 (MBIA Insured)  Aaa  2,000,000  2,067,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York Metropolitan Trans. Auth. Facs.
Rev. Series A:
 6% 7/1/16 (FSA Insured)   Aaa $ 1,000,000 $ 1,076,250
  5.75% 7/1/21 (MBIA Insured)  Aaa  7,000,000  7,332,500
  6.10% 7/1/21 (FSA Insured)  Aaa  5,490,000  5,929,200
New York Metropolitan Trans. Auth. Svc. Contract
Trans. Facs. Rfdg. Series 7:
 5.45% 7/1/07  Baa1  3,230,000  3,363,238
  0% 7/1/10  Baa1  9,500,000  4,821,250
New York Muni. Assistance Corp.:
Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  3,000,000  3,330,000
  Series E:
  6% 7/1/04  Aa2  4,835,000  5,294,325
   6% 7/1/05  Aa2  4,215,000  4,652,306
  Series I, 5.25% 7/1/02  Aa2  1,125,000  1,174,219
 Series G, 5.50%, 7/1/04  Aa2  500,000  533,125
New York State Dorm. Auth. Rev.:
Rfdg. (State Univ. Edl. Facs.):
 Series A:
  6% 7/1/04 (AMBAC Insured)  Aaa  5,225,000  5,714,844
   6.50% 5/15/05  Baa1  2,480,000  2,749,700
   6% 7/1/05 (AMBAC Insured)  Aaa  1,240,000  1,365,550
   6.50% 5/15/06  Baa1  1,900,000  2,125,625
    5.50% 5/15/10  Baa1  2,375,000  2,461,094
   5.25% 5/15/15  Baa1  7,850,000  7,830,375
   6% 5/15/16  Baa1  3,000,000  3,142,500
   5.30% 7/1/24 (AMBAC Insured)  Aaa  2,150,000  2,139,250
   6% 5/15/25  Baa1  2,725,000  2,827,188
  Series B, 7.50% 5/15/11  Baa1  2,000,000  2,457,500
 (City Univ. Sys.) Series C, 7.50% 7/1/10  Baa1  4,000,000  4,910,000
 (Consolidated City Univ. Sys.) 5.75% 7/1/09  Baa1  5,000,000  5,287,500
 (Ithaca College) 5.25% 7/1/26
 (AMBAC Insured)  Aaa  4,205,000  4,215,513
 (Strong Mem. Hosp.) 5.10% 7/1/04  A1  1,470,000  1,517,775
New York State Envir. Facs. Corp. Poll. Cont.
Rev. (State Wtr. Revolving Fund):
 Series A:
  6.80% 6/15/01  Aa2  4,000,000  4,355,000
   7% 6/15/12  Aa2  1,000,000  1,105,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Envir. Facs. Corp. Poll. Cont.
Rev. (State Wtr. Revolving Fund): - continued
  Series D:
  5.90% 5/15/01  Aaa $ 1,000,000 $ 1,061,250
   6.10% 5/15/03  Aaa  2,240,000  2,438,800
   6.20% 11/15/04  Aaa  1,250,000  1,389,063
New York State Envir. Facs. Corp. Resources
Recovery Rev. (Huntington Proj.) Series A,
7.50% 10/1/12 (b)  Baa1  12,500,000  13,343,750
New York State Local Gov't. Assistance Corp.:
Rfdg.:
 Series C, 5.50% 4/1/17  A3  3,275,000  3,430,563
  Series E, 5.25% 4/1/16  A3  11,100,000  11,266,500
 Series A, 5.80% 4/1/10  A3  2,000,000  2,120,000
 Series B, 6% 4/1/18  A3  5,595,000  5,818,800
New York State Mtg. Agcy. Rev. (Homeowner Mtg.):
Series HH-3, 7.95% 4/1/22 (b)  Aa2  2,500,000  2,659,375
 Series SS, 7.95% 10/1/22 (b)  Aa2  2,465,000  2,634,469
 Series 60, 6.05% 4/1/26 (b)  Aa2  2,200,000  2,271,500
 5.50% 4/1/19 (AMBAC Insured) (b)  Aaa  1,400,000  1,396,500
New York State Thruway Auth. (Hwy. & Bridge
Trust Fund):
 Series A:
  6% 4/1/00 (AMBAC Insured)  Aaa  2,000,000  2,100,000    6.25% 4/1/04
(MBIA Insured)  Aaa  1,750,000  1,938,125
  Series B, 6% 4/1/04 (MBIA Insured)  Aaa  6,900,000  7,546,875
New York State Urban Dev. Corp. Rev.
(Correctional Cap. Facs.) Series 5,
5.50% 1/1/25 (MBIA Insured)  Aaa  1,000,000  1,010,000
Onondaga County Indl. Dev. Agy. Rev.
(Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  6,170,000  6,601,900
Oyster Bay Pub. Impt. Rfdg. 5.50% 2/15/06  Aa  1,555,000  1,650,244
Suffolk County Ind. Dev. Agcy. Rev.
(Dowling College) 8.25% 12/1/20
(Pre-Refunded to 12/1/00 @ 102) (d)  BBB  965,000  1,106,131
Suffolk County Southwest Swr. Dist. Rfdg.
6% 2/1/04 (MBIA Insured)  Aaa  4,570,000  4,981,300
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.
6% 6/1/17 (MBIA Insured)  Aaa  3,060,000  3,427,200
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth.:
Rev. Rfdg.:
 Series B, 6% 1/1/03  Aa $ 1,250,000 $ 1,348,438   Series Y:
  6% 1/1/12  Aa  6,700,000  7,487,250    5.50% 1/1/17  Aa  2,700,000
2,824,875
 (Convention Ctr. Proj.) Series E:
 7.25% 1/1/10  Baa1  6,170,000  7,288,313
  6% 1/1/11  Baa1  1,500,000  1,638,750
 Rev. Series X, 6.20% 1/1/03  Aa  1,000,000  1,081,250
  286,231,156
NEW YORK & NEW JERSEY - 5.4%
New York & New Jersey Port Auth.
Consolidated:
 85th Series:
  5.20% 9/1/16  A1  2,000,000  2,015,000    5.20% 9/1/18  A1  1,675,000
1,681,281
   5.375% 3/1/28  A1  7,000,000  7,218,750
  99th Series, 7% 11/1/04 (FGIC Insured) (b)  Aaa  5,040,000  5,827,500
  16,742,531
PUERTO RICO - 0.5%
Puerto Rico Infrastructure Fing. Auth. Spl. Tax
Series 1988 A, 7.75% 7/1/08  Baa1  1,500,000  1,575,489
TOTAL MUNICIPAL BONDS
(Cost $285,530,342)   304,549,176
MUNICIPAL NOTES (A) - 2.6%
NEW YORK - 2.6%
Chautauqua County Ind. Dev. Agcy. Ind. Dev. Rev.
(Bush Industries, Inc. Proj.) Series 84,
3.975%, LOC Marine Midland Bank NA, VRDN  -  900,000  900,000
New York City Gen. Oblig. Series 94,
3.70%, LOC Morgan Guaranty, VRDN  VMIG 1  1,100,000  1,100,000
New York State Energy Research & Dev.
Auth. Poll. Cont. Rev. (Niagara Mohawk
Pwr. Corp.) VRDN:
 Series 1985 B, 3.65%, LOC
  Westpac Banking Corp. (b)  P-1  1,100,000  1,100,000
  Series 1986 A, 3.70%, LOC
  Toronto-Dominion Bank (b)  P-1  400,000  400,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Energy Research & Dev.
Auth. Poll. Cont. Rev. (Niagara Mohawk
Pwr. Corp.) VRDN: - continued
  Series 1987 A, 3.95%, LOC
  Morgan Guaranty Trust Co. (b)  - $ 500,000 $ 500,000
  Series 1987 B, 3.75%, LOC Morgan
  Guaranty (b)  A-1+  2,500,000  2,500,000
  Series 1988 A, 3.75%, LOC Mitsubishi
  Trust Co. (b)  A-1+  1,700,000  1,700,000
  8,200,000
TOTAL MUNICIPAL NOTES
(Cost $8,200,000)   8,200,000
TOTAL INVESTMENTS - 100%
(Cost $293,730,342) $  312,749,176
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
50 Treasury Bond Contracts   Sept. 1997 $ 5,837,500 $ 63,140
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.9%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $55,157,214 and $66,369,037, respectively.
The market value of futures contracts opened and closed during the period amounted to $37,675,900 and $32,051,928, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 60.1% AAA, AA, A 56.2%
Baa 36.9% BBB  34.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  38.1%
Transportation   16.4
Industrial Development  13.4
Special Tax  13.3
Water & Sewer  7.2
Others (individually less than 5%)   11.6
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31,1997, the aggregate cost of investment securities for income tax purposes was $294,247,063. Net unrealized appreciation aggregated $18,502,113, of which $18,511,364 related to appreciated investment securities and $9,251 related to depreciated investment securities.
At January 31, 1997, the fund had a capital loss carryforward of approximately $7,842,000, all of which will expire on January 31, 2004.
At January 31, 1997, the fund was required to defer approximately $181,362 of losses on futures contracts.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $293,730,342) -               $ 312,749,176
See accompanying schedule

Interest receivable                                                     4,337,351

Receivable for daily variation on futures contracts                     18,750

 TOTAL ASSETS                                                           317,105,277

LIABILITIES

Payable to custodian bank                                   $ 99,360

Payable for fund shares redeemed                             257,686

Distributions payable                                        243,765

Accrued management fee                                       146,453

Other payables and accrued expenses                          3,720

 TOTAL LIABILITIES                                                      750,984

NET ASSETS                                                             $ 316,354,293

Net Assets consist of:

Paid in capital                                                        $ 303,840,832

Accumulated undistributed net realized gain (loss)                      (6,568,513)
on investments

Net unrealized appreciation (depreciation) on                           19,081,974
investments

NET ASSETS, for 28,777,449 shares outstanding                          $ 316,354,293

NET ASSET VALUE, offering price and redemption price per                $10.99
share ($316,354,293 (divided by) 28,777,449 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                         $ 8,644,220

EXPENSES

Management fee                                             $ 845,122

Non-interested trustees' compensation                       811

 Total expenses before reductions                           845,933

 Expense reductions                                         (312)        845,621

NET INTEREST INCOME                                                      7,798,599

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,814,917

 Futures contracts                                          150,388      1,965,305

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      9,618,207

 Futures contracts                                          63,140       9,681,347

NET GAIN (LOSS)                                                          11,646,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 19,445,251
FROM OPERATIONS

OTHER INFORMATION                                                       $ 101
Expense Reductions
 Custodian credits

 Transfer agent credits                                                  211

                                                                        $ 312


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS      YEAR ENDED
                                                         ENDED           JANUARY 31,
                                                         JULY 31, 1997   1997
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 7,798,599     $ 16,154,214
Net interest income

 Net realized gain (loss)                                 1,965,305       698,367

 Change in net unrealized appreciation (depreciation)     9,681,347       (6,015,476)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          19,445,251      10,837,105
FROM OPERATIONS

Distributions to shareholders                             (7,798,599)     (16,154,214)
From net interest income

 From net realized gain                                   -               (59,094)

 TOTAL DISTRIBUTIONS                                      (7,798,599)     (16,213,308)

Share transactions                                        12,864,407      38,102,667
Net proceeds from sales of shares

 Reinvestment of distributions                            6,304,670       13,289,653

 Cost of shares redeemed                                  (27,381,007)    (60,820,541)

 Redemption fees                                          8,009           18,279

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (8,203,921)     (9,409,942)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,442,731       (14,786,145)

NET ASSETS

 Beginning of period                                      312,911,562     327,697,707

 End of period                                           $ 316,354,293   $ 312,911,562

OTHER INFORMATION
Shares

 Sold                                                     1,210,577       3,631,818

 Issued in reinvestment of distributions                  592,087         1,267,326

 Redeemed                                                 (2,577,586)     (5,802,803)

 Net increase (decrease)                                  (774,922)       (903,659)



      SIX MONTHS      YEARS ENDED JANUARY 31,                          NINE MONTHS
      ENDED                                                            ENDED
      JULY 31, 1997                                                    JANUARY 31,

      (UNAUDITED)     1997                      1996   1995   1994 F   1993





SELECTED PER-SHARE DATA

Net asset value, beginning of period                  $ 10.590    $ 10.760    $ 9.780     $ 11.380    $ 10.890    $ 10.480

Income from Investment Operations                     .267        .543        .549        .607        .622        .491
Net interest income

 Net realized and unrealized gain (loss)              .400        (.169)      .986        (1.322)     .768        .518

 Total from investment operations                     .667        .374        1.535       (.715)      1.390       1.009



Less Distributions

 From net interest income                             (.267)      (.543)      (.555)      (.607)      (.622)      (.491)

 From net realized gain                               -           (.002)      -           (.160)      (.280)      (.110)

 In excess of net realized gain                       -           -           -           (.120)      -           -

 Total distributions                                  (.267)      (.545)      (.555)      (.887)      (.902)      (.601)

Redemption fees added to paid in capital              .000        .001        .000        .002        .002        .002

Net asset value, end of period                        $ 10.990    $ 10.590    $ 10.760    $ 9.780     $ 11.380    $ 10.890

TOTAL RETURN B, C                                     6.41%       3.66%       16.05%      (6.16)%     13.12%      9.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)               $ 316,354   $ 312,912   $ 327,698   $ 295,105   $ 446,030   $ 366,840

Ratio of expenses to average net assets               .55% A      .55%        .55%        .55%        .55%        .48% A,
                                                                                                                  D

Ratio of expenses to average net assets after
 expense reductions                                   .55% A      .54%        .54%        .55%        .55%        .48% A
                                                                  E           E

Ratio of net interest income to average net assets    5.07% A     5.18%       5.30%       5.98%       5.49%       6.03% A

Portfolio turnover rate                               37% A       39%         82%         38%         50%         35% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F EFFECTIVE FEBRUARY 1, 1994, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the past one year and life of fund total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                          PAST 6   PAST 1   LIFE OF
                                                     MONTHS   YEAR     FUND

Spartan New York Intermediate Municipal Inco         5.22%    9.13%    20.27%
me

Lehman Brothers New York 1-17 Year                   5.55%    9.85%    n/a
 Municipal Bond Index

New York Intermediate Municipal Debt                 4.91%    8.17%    n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, six months, one year or since the fund started on December 29, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 1-17 Year Municipal Bond Index - is a total return performance benchmark for New York investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can also compare it to the New York intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 24 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                                PAST 1   LIFE OF
                                                           YEAR     FUND

Spartan New York Intermediate Municipal Inco               9.13%    5.27%
me

Lehman Brothers New York 1-17 Year                         9.85%    n/a
 Municipal Bond Index

New York Intermediate Municipal Debt                       8.17%    n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970731 19970825 101334 S00000000000001
             Spartan NY: Intermed Muni   LB Municipal Bond
             00431                       LB015
  1993/12/31      10000.00                    10000.00
  1994/01/31      10110.96                    10114.20
  1994/02/28       9874.47                     9852.24
  1994/03/31       9490.81                     9451.06
  1994/04/30       9590.31                     9531.20
  1994/05/31       9711.74                     9613.84
  1994/06/30       9671.17                     9555.10
  1994/07/31       9815.93                     9730.24
  1994/08/31       9837.50                     9763.91
  1994/09/30       9692.01                     9620.58
  1994/10/31       9538.05                     9449.71
  1994/11/30       9393.15                     9278.86
  1994/12/31       9574.33                     9483.09
  1995/01/31       9786.16                     9754.12
  1995/02/28      10014.76                    10037.77
  1995/03/31      10141.74                    10153.10
  1995/04/30      10141.88                    10165.08
  1995/05/31      10343.94                    10489.45
  1995/06/30      10287.06                    10398.19
  1995/07/31      10405.71                    10496.77
  1995/08/31      10525.03                    10629.87
  1995/09/30      10598.73                    10697.15
  1995/10/31      10728.92                    10852.69
  1995/11/30      10869.75                    11032.74
  1995/12/31      10956.93                    11138.76
  1996/01/31      11056.82                    11222.86
  1996/02/29      10997.40                    11147.10
  1996/03/31      10885.58                    11004.64
  1996/04/30      10848.66                    10973.50
  1996/05/31      10835.58                    10969.11
  1996/06/30      10932.80                    11088.57
  1996/07/31      11008.77                    11189.47
  1996/08/31      10994.89                    11186.79
  1996/09/30      11115.90                    11343.40
  1996/10/31      11228.38                    11471.69
  1996/11/30      11419.87                    11681.63
  1996/12/31      11383.89                    11632.56
  1997/01/31      11417.63                    11654.55
  1997/02/28      11505.32                    11761.54
  1997/03/31      11387.31                    11604.76
  1997/04/30      11465.93                    11701.89
  1997/05/31      11604.91                    11877.88
  1997/06/30      11719.96                    12004.38
  1997/07/31      12013.42                    12336.91
IMATRL PRASUN   SHR__CHT 19970731 19970825 101335 R00000000000046

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan New York Intermediate Municipal Income Fund on December 31, 1993, shortly after the fund started. As the chart shows, by July 31, 1997, the value of the investment would have grown to $12,013 - a 20.13% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,337 - a 23.37% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX         YEARS ENDED JANUARY 31,                  DECEMBER 29, 199
      MONTHS                                               3
      ENDED                                                (COMMENCEMENT
      JULY 31,                                             OF OPERATIONS) TO
                                                           JANUARY 31,

      1997        1997                       1996   1995   1994

Dividend returns        2.37%   4.67%    5.34%    4.82%    0.33%

Capital appreciation    2.85%   -1.41%    7.64%   -8.05%   0.88%
 returns

Total returns           5.22%   3.26%    12.98%   -3.23%   1.21%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. For periods through January 31, 1997, capital appreciation and total returns include the effect of the $5 account closeout fee on an average-sized account.
DIVIDENDS AND YIELD

PERIODS ENDED JULY 31, 1997              PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.81(cents)   22.57(cents)   45.31(cents)

Annualized dividend rate                 4.47%         4.61%          4.61%

30-day annualized yield                  4.14%         -              -

30-day annualized tax-equivalent yield   7.25%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.04 over the past one month, $9.87 over the past six months, and $9.83 over the past one year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period of time and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City income tax bracket, but does not reflect payment of the Federal alternative minimum tax, if applicable.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Norm Lind, Portfolio Manager of Spartan New York Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended July 31, 1997, the fund had a total return of 5.22%. That was better than the New York intermediate municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 4.91%. The fund's benchmark - the Lehman Brothers New York 1-17 Year Municipal Bond Index - had a total return of 5.55%. For the year that ended July 31, 1997, the fund had a total return of 9.13%. By comparison, for the same one-year period the New York intermediate municipal debt funds average returned 8.17% and the Lehman Brothers index returned 9.85%.
Q. BONDS STAGED AN IMPRESSIVE RALLY OVER THE PAST SIX MONTHS. WHAT DROVE BOND PRICES HIGHER DURING THAT PERIOD?
A. The primary reason was that investors became less worried that inflation was a threat. Bond investors, of course, dislike inflation because it eats away at the income generated by their fixed-income holdings. There were several pieces of evidence supporting the notion that inflation wasn't in any danger of spiraling out of control. First, the nation's gross domestic product continued to expand, but at a non-inflationary clip. Second, there were no real signs that wage pressures - which can incite inflation - were brewing, even though the U.S. unemployment rate hit a 23-year low. In fact, annual inflation fell to the relatively low level of roughly two percent. Bond investors were further cheered by Federal Reserve Chairman Alan Greenspan's July testimony to Congress. While Greenspan admitted surprise that there were no inflationary pressures - despite the economy's relatively strong growth and low unemployment - he implied that no further boosts in short-term interest rates were on the horizon.
Q. WHAT BONDS MADE A POSITIVE CONTRIBUTION TO THE FUND'S PERFORMANCE?
A. The fund benefited from its stake in bonds issued by New York City. Thanks in part to the strength of its economy, bonds issued by New York City were some of the best-performing securities in the fund and in the entire municipal market during the period. Other positive contributors were noncallable bonds - those that can't be redeemed by their issuers before maturity. Falling interest rates often prompt municipal issuers to refinance their older, more expensive debt if current rates are lower than the rate they're paying investors on existing bonds. Having a fair amount of call protection was an advantage over the past six months, because it allowed the fund to lock in attractive yields and hold these securities even when bond yields were falling. Furthermore, the prices of many of the fund's non-callable holdings rose during the past six months as investors increasingly sought out bonds with call protection.
Q. WHILE THE FUND BEAT THE AVERAGE FUND OF ITS TYPE, WHY DID IT LAG ITS BENCHMARK - THE LEHMAN BROTHERS NEW YORK 1-17 YEAR INDEX?
A. The fund had a much lighter weighting - about 10% - than its benchmark - roughly 25% - in New York City general obligation bonds throughout the past six months and the past year. I try to avoid having the fund's performance overly dependent on the fortunes of one issuer. That's why I kept the fund's exposure to New York City bonds relatively low compared to its benchmark.
Q. THE STATE RECENTLY SET A DUBIOUS RECORD BY ISSUING ITS BUDGET MORE THAN 100 DAYS LATER THAN SCHEDULED. DID THIS DEVELOPMENT HAVE ANY EFFECT ON THE FUND'S PERFORMANCE?
A. Yes, and the effect was positive, surprisingly. I anticipated that the state would issue its budget late - although admittedly not as late as it actually did. So I bought state-appropriated bonds late last year and early this year at a time when the supply of them was heavy and their prices were attractive. Because the state was constrained from issuing any new state-appropriated debt during the budget process, the existing supply of these high-yielding bonds wasn't adequate enough to meet demand. As a result, their prices generally rose. Not only did the fund benefit from their rising prices, but it also was helped by their high yields. However, these bonds started to look rich - or expensive relative to their historical value and to other bonds in the market - once the budget was settled, and the state began to issue more debt. At that point, I sold some of these bonds to lock in their gains.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND OVER THE PAST SIX MONTHS?
A. I continued to look for ways to take advantage of price inefficiencies among intermediate-maturity bonds. During the past six months, I felt that some of the most attractively priced bonds were those with maturities of between five and 10 years. As a result, the fund's stake in bonds with maturities of between five and 10 years grew, while the fund's stake in longer-term bonds shrunk. I sold some longer-term bonds because I felt that their reward - or level of extra income over shorter-term securities - wasn't adequate enough to compensate for their added sensitivity to interest rate changes.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, municipals in general appear to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the New York municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in investment-grade New
York municipal securities
FUND NUMBER: 431
TRADING SYMBOL: FSNMX
START DATE: December 29,
1993
SIZE: as of July 31, 1997,
more than $56 million
MANAGER: Norm Lind, since
1995; manager, various
Fidelity and Spartan
municipal income funds;
joined Fidelity in 1986
(checkmark)
NORM LIND ON THE NEW YORK
CITY TRANSITIONAL FINANCE
AUTHORITY:
"Each year, New York City
issues approximately $3
billion in debt. Because New
York City has hit a
constitutional limit on the
amount of debt it can issue, it
is planning to use a new
financing vehicle - The New
York City Transitional Finance
Authority (TFA) - to issue
new debt. That's not to say
that the total amount of debt
issued by the city -
through traditional ways or
through the TFA - will
skyrocket. Rather, the TFA
will probably issue about $2
billion, while the city uses
more traditional avenues to
issue the remaining $1 billion.
In my view, the introduction of
TFA debt will likely be a plus
for New York City because it
may lower the city's debt
costs."
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE MARKET SECTORS AS OF JULY 31, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      38.3           32.6

Water & Sewer           15.6           14.3

Education               10.7           13.1

Electric Revenue        8.1            6.9

Escrowed/Pre-refunded   5.2            1.2

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1997
              6 MONTHS AGO

Years   7.5   8.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JULY 31, 1997
              6 MONTHS AGO

Years   5.7   5.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JULY 31, 1997 AS OF JANUARY 31, 1997
Aaa 31.6%
Aa, A 27.9%
Baa 31.9%
Short-term
investments 8.6%
Aaa 34.8%
Aa, A 27.8%
Baa 30.6%
Short-term
investments 6.8%
Row: 1, Col: 1, Value: 31.6
Row: 1, Col: 2, Value: 27.9
Row: 1, Col: 3, Value: 31.9
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 7.7
Row: 1, Col: 1, Value: 34.8
Row: 1, Col: 2, Value: 27.8
Row: 1, Col: 3, Value: 30.6
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 6.8
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 91.4%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - 88.6%
Canandaigua School Dist. Rfdg. 5.25%
6/1/07 (AMBAC Insured)  Aaa $ 515,000 $ 543,325
Monroe County Gen. Oblig. 6.50% 6/1/04  Aa  1,000,000  1,126,250
Monroe County Pub. Impt. Unltd. Tax
5% 6/1/07 (AMBAC Insured)  Aaa  1,500,000  1,554,375
Nassau County Combined Swr. Dist. Rfdg.
Series F, 5.30% 7/1/07 (MBIA Insured)  Aaa  350,000  368,375
New York City Gen. Oblig.:
Rfdg.:
 Series A, 6.25% 8/1/08  Baa1  1,000,000  1,096,250   Series B, 6.20%
8/15/06  Baa1  945,000  1,040,681   Series C, 5.70% 8/15/02  Baa1
1,310,000  1,386,963
  Series E, 6.50% 2/15/06  Baa1  1,000,000  1,112,500
 Series B:
  6.50% 8/15/11  Baa1  1,000,000  1,121,250
  5.875%, 8/15/13  Baa1  520,000  542,750
 Series D, 5.75% 2/15/08  Baa1  1,000,000  1,050,000
 Series I, 6.125%, 4/15/11  Baa1  1,000,000  1,072,500
New York City Ind. Dev. Agcy. Civic Facs. Rev.
(USTA Nat'l. Tennis Ctr. Proj.)
6.40% 11/15/08 (FSA Insured)  Aaa  1,000,000  1,123,750
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured) LOC Morgan
Guaranty Trust Co. (b)  Aaa  100,000  107,000
New York City Ind. Dev. Agcy. Spl. Facs. Rev.
(Terminal One Group Assoc. Proj.):
 5.70% 1/1/04 (b)  A  1,500,000  1,586,250
  6% 1/1/08 (b)  A  500,000  534,375
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev. Series B, 5.375% 6/15/07
(AMBAC Insured)  Aaa  500,000  525,000
New York Metropolitan Trans. Auth. Svc.
Contract Rfdg. (Transit Facs.) Series 5,
6.90% 7/1/05  Baa1  1,500,000  1,631,250
New York Muni. Assistance Corp. Series D,
6% 7/1/05 (AMBAC Insured)  Aaa  2,000,000  2,220,000
New York State Crossover Rfdg.
7.50% 11/15/00  A2  1,000,000  1,101,250
New York State Ctfs. of Prtn. 6.70% 9/1/97  Baa1  1,110,000  1,112,098
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.:
Rfgd.:
  (City Univ. Sys. Consolidated):
  Series A, 5.75% 7/1/07  Baa1 $ 500,000 $ 528,125
   Series U, 6.25% 7/1/03  Baa1  525,000  568,313
  (State Univ. Edl. Facs.) Series A:
  6% 7/1/03 (AMBAC Insured)  Aaa  500,000  543,750    6.50% 5/15/06  Baa1
1,500,000  1,678,125
  (Vassar College):
  6% 7/1/03  Aa  300,000  325,875    6% 7/1/04  Aa  745,000  813,913    6%
7/1/06  Aa  850,000  941,375  (Columbia Univ.) 5.75% 7/1/09  Aaa  2,100,000
2,317,875
 (Mental Health Services Facs.) Series A,
 6% 2/15/01  Baa1  500,000  525,000
 (Univ. Rochester-Strong Mem. Hosp.)
 5.20% 7/1/05  A1  1,000,000  1,040,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. Rfdg. (New York State Elec. & Gas
Corp.) Series E, 5.90% 12/1/06 (MBIA Insured)  Aaa  1,000,000  1,105,000
New York State Envir. Facs. Corp. Poll.
Cont. Rev. (State Wtr. Revolving Fund):
 Series A, 6.90% 6/15/02  Aa2  1,100,000  1,212,750
 Series D:
 6.10% 5/15/03  Aaa  1,000,000  1,088,750
  6.25% 6/15/05 (AMBAC Insured)  Aa  1,500,000  1,674,375
  6.40% 11/15/06  Aaa  1,000,000  1,136,250
New York State Local Gov't. Assistance Corp.
Series A, 7% 4/1/04 (Pre-Refunded to
4/1/01 @ 102) (d)  A3  2,500,000  2,787,500
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Med. Ctr.) 7.25% 11/1/11
(MBIA Insured)  Aaa  1,500,000  1,655,625
New York State Pwr. Auth. Rev. & Gen. Purp.
Rfdg. Series W, 6.50% 1/1/08  Aa  250,000  287,188
New York State Thruway Auth. Hwy. & Bridge
Trust Fund Series A, 6.25% 4/1/04
(MBIA Insured)  Aaa  500,000  553,750
New York State Urban Dev. Corp. Rev. Rfdg.:
(Syracuse Univ. Ctr.) 5.20% 1/1/03  Baa1  1,000,000  1,017,500
 (Correctional Cap. Facs.) Series A,
 6.30% 1/1/03  Baa1  700,000  756,875
Niagara Falls Wtr. Treatment 7% 11/1/13
(MBIA Insured) (b)  Aaa  1,000,000  1,162,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Suffolk County Ind. Dev. Agcy. Southwest Swr.
Sys. Rev. 6% 2/1/07 (FGIC Insured)  Aaa $ 1,340,000 $ 1,487,400
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.
Series C, 5.75% 6/1/10 (AMBAC Insured)
(Pre-Refunded to 6/1/02 @ 102) (d)  Aaa  30,000  32,625
Triborough Bridge & Tunnel Auth. Rev. Gen. Purp.
Rfdg.:
 Series A, 6% 1/1/11  Aa  500,000  551,250
  Series Y, 5.50% 1/1/03  Aa  1,500,000  1,582,500
Triborough Bridge & Tunnel Auth. Rev. Series R,
6% 1/1/20 (MBIA Insured)
(Pre-Refunded to 1/1/00 @ 100) (d)  Aaa  90,000  94,163
  49,424,544
PUERTO RICO - 2.8%
Puerto Rico Commonwealth Pub. Impt. Rfdg.
5.50% 7/1/99  Baa1  1,500,000  1,537,498
TOTAL MUNICIPAL BONDS
(Cost $49,202,292)   50,962,042
MUNICIPAL NOTES (A) - 8.6%
NEW YORK - 7.7%
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(National Wire Prods.) Series 1988 E, 3.75%,
LOC Marine Midland Bank, VRDN (b)  A-1  280,000  280,000
New York City Hsg. Dev. Corp. Mtg. Rev.
Residential (E. 17th Str. Properties)
Series 93-A, 3.70%, LOC Chase
Manhattan Bank, VRDN  A-1  500,000  500,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev. Series 1995-A, 3.60%
(FGIC Insured) VRDN  VMIG 1  400,000  400,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. VRDN:
 (Niagara Mohawk Proj.):
  Series 1985 A, 3.70%,
   LOC Toronto Dominion Bank  A-1+  1,000,000  1,000,000
   Series 1985 C, 3.65%,
   LOC Mitsubishi Trust & Banking  P-1  200,000  200,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. VRDN:
 (Niagara Mohawk Proj.): - continued
   Series 1986 A, 3.70%,
   LOC Toronto-Dominion Bank (b)  P-1 $ 1,500,000 $ 1,500,000
 (New York State Elec. & Gas) Series B, 3.35%,
 LOC Union Bank of Switzerland  VMIG 1  400,000  400,000
  4,280,000
NEW YORK & NEW JERSEY - 0.9%
New York & New Jersey Port Auth. Series SS,
4.90% 9/1/97 (b)  MIG 1  515,000  515,381
TOTAL MUNICIPAL NOTES
(Cost $4,280,000)   4,795,381
TOTAL INVESTMENTS - 100%
(Cost $53,482,292) $  55,757,423
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
6 Municipal Bond Contracts   Sept. 1997 $ 732,937 $ 27,259
15 Treasury Bond Contracts   Sept. 1997  1,751,250  27,426
        $ 54,685
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 4.5%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,611,921 and $8,154,276, respectively.
The market value of futures contracts opened and closed during the period amounted to $5,774,306 and $3,330,447, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 59.5% AAA, AA, A 62.3%
Baa 31.9% BBB  29.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  38.3%
Water & Sewer   15.6
Education   10.7
Electric Revenue   8.1
Escrowed/Pre-refunded   5.2
Special Tax  5.0
Others (individually less than 5%)   17.1
TOTAL  100.0%
INCOME TAX INFORMATION
At July 31, 1997, the aggregate cost of investment securities for income tax purposes was $53,482,292. Net unrealized appreciation aggregated $2,275,131, of which $2,275,187 related to appreciated investment securities and $56 related to depreciated investment securities.
At January 31, 1997, the fund had a capital loss carryforward of approximately $217,000, all of which will expire on January 31, 2003.
At January 31, 1997, the fund was required to defer approximately $1,300 of losses on futures contracts.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $53,482,292) -                $ 55,757,423
See accompanying schedule

Interest receivable                                                     651,338

Receivable for daily variation on futures contracts                     6,188

 TOTAL ASSETS                                                           56,414,949

LIABILITIES

Payable to custodian bank                                   $ 6,625

Payable for fund shares redeemed                             202,773

Distributions payable                                        33,236

Accrued management fee                                       26,261

Other payables and accrued expenses                          174

 TOTAL LIABILITIES                                                      269,069

NET ASSETS                                                             $ 56,145,880

Net Assets consist of:

Paid in capital                                                        $ 53,850,074

Accumulated undistributed net realized gain (loss)                      (34,010)
on investments

Net unrealized appreciation (depreciation) on                           2,329,816
investments

NET ASSETS, for 5,547,820 shares outstanding                           $ 56,145,880

NET ASSET VALUE, offering price and redemption price per                $10.12
share ($56,145,880 (divided by) 5,547,820 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                         $ 1,463,162

EXPENSES

Management fee                                             $ 155,568

Non-interested trustees' compensation                       137

 Total expenses before reductions                           155,705

 Expense reductions                                         (1,345)      154,360

NET INTEREST INCOME                                                      1,308,802

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      198,467

 Futures contracts                                          (14,357)     184,110

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      1,308,586

 Futures contracts                                          54,685       1,363,271

NET GAIN (LOSS)                                                          1,547,381

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 2,856,183
FROM OPERATIONS

OTHER INFORMATION                                                       $ 1,345
Expense Reductions
 Custodian credits


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS      YEAR ENDED
                                                         ENDED           JANUARY 31,
                                                         JULY 31, 1997   1997
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 1,308,802     $ 2,524,955
Net interest income

 Net realized gain (loss)                                 184,110         128,090

 Change in net unrealized appreciation (depreciation)     1,363,271       (962,894)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,856,183       1,690,151
FROM OPERATIONS

Distributions to shareholders                             (1,308,802)     (2,524,955)
From net interest income

Share transactions                                        10,223,130      28,793,498
Net proceeds from sales of shares

 Reinvestment of distributions                            1,107,991       2,147,560

 Cost of shares redeemed                                  (13,041,701)    (29,826,626)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (1,710,580)     1,114,432
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (163,199)       279,628

NET ASSETS

 Beginning of period                                      56,309,079      56,029,451

 End of period                                           $ 56,145,880    $ 56,309,079

OTHER INFORMATION
Shares

 Sold                                                     1,037,192       2,941,767

 Issued in reinvestment of distributions                  112,218         220,019

 Redeemed                                                 (1,323,443)     (3,056,144)

 Net increase (decrease)                                  (174,033)       105,642


FINANCIAL HIGHLIGHTS
      SIX MONTHS      YEARS ENDED JANUARY 31,                 DECEMBER 29,
      ENDED                                                   1993
      JULY 31, 1997                                           (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                              JANUARY 31,

      (UNAUDITED)     1997                      1996   1995   1994


SELECTED PER-SHARE
DATA

Net asset value,               $ 9.840     $ 9.980    $ 9.280    $ 10.090   $ 10.000
beginning of period

Income from Investment          .226        .452       .471       .480       .033
Operations
Net interest income

 Net realized and               .280        (.140)     .709       (.810)     .090
 unrealized gain (loss)

 Total from investment          .506        .312       1.180      (.330)     .123
 operations

Less Distributions

 From net interest              (.226)      (.452)     (.480)     (.480)     (.033)
income

Net asset value,               $ 10.120    $ 9.840    $ 9.980    $ 9.280    $ 10.090
end of period

TOTAL RETURN B, C               5.22%       3.26%      12.98%     (3.21)%    1.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 56,146    $ 56,309   $ 56,029   $ 35,171   $ 9,273
(000 omitted)

Ratio of expenses to            .55% A      .52%       .22%       .04%  D    0.0% A,
average net assets                         D          D                     D

Ratio of expenses to            .54% A,     .51%       .22%       .04%       0.0% A
average net assets             E           E
after expense
reductions

Ratio of net interest           4.60% A     4.64%      4.87%      5.18%      3.85% A
income to average
net assets

Portfolio turnover rate         17% A       31%        77%        33%        0%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1997               PAST 6    PAST 1   PAST 5   LIFE OF
                                          MONTHS    YEAR     YEARS    FUND

Spartan New York Municipal Money Market   1.59%     3.18%    14.67%   27.88%

New York Tax-Free                         1.50%     2.98%    13.65%   n/a
 Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, six months, one year, five years or since the fund started on February 3, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of 44 mutual funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1997                     PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan New York Municipal Money Market         3.18%    2.78%    3.33%

New York Tax-Free                               2.98%    2.59%    n/a
 Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                            8/4/97   4/28/97   2/3/97   10/28/96   7/29/96

Spartan New York            3.19%    3.69%     3.08%    3.12%      3.05%
 Municipal Money Market



New York Tax-Free Money     2.98%    3.46%     2.86%    2.91%      2.84%
 Market Funds Average



Spartan New York            5.58%    6.46%     5.39%    5.46%      5.34%
 Municipal Money Market -
 Tax-equivalent


Row: 1, Col: 1, Value: 3.19
Row: 1, Col: 2, Value: 2.98
Row: 2, Col: 1, Value: 3.69
Row: 2, Col: 2, Value: 3.46
Row: 3, Col: 1, Value: 3.08
Row: 3, Col: 2, Value: 2.86
Row: 4, Col: 1, Value: 3.12
Row: 4, Col: 2, Value: 2.91
Row: 5, Col: 1, Value: 3.05
Row: 5, Col: 2, Value: 2.84
4% -
3% -
2% -
1% -
0%
Spartan New York
Municipal Money
Market
New York Tax-Free
Money Market
Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 42.86%. A portion of the fund's income may be subject to the Federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.
COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures
nor guarantees a money
market fund. In fact, there is
no assurance that a money
market fund will maintain a $1
share price.
(checkmark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Diane McLaughlin became Portfolio Manager of Spartan New York Municipal Money Market Fund on April 1, 1997.
Q. DIANE, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
A. While the Federal Reserve Board in mid-1996 had stated its bias toward raising short-term interest rates to dampen economic growth and head off inflation, it had not acted by early 1997 and the market became complacent with steady Fed policy. That sentiment changed in late February, however, after Fed Chairman Alan Greenspan's Humphrey-Hawkins testimony before Congress. Greenspan outlined his concerns that low unemployment might exert upward pressure on the economy's core inflation. More importantly, he mentioned the possibility that the Fed might raise the rate banks charge each other for overnight loans - known as the fed funds target rate - from the 5.25% level it had maintained since January 1996. The rationale behind such a move would be to raise rates to curb inflation before it passed through to the consumer. Shortly after Greenspan's remarks, data for February showed an additional 293,000 non-farm jobs had been added to the economy, lowering unemployment to 5.3%. Interest rates rose as the Fed's March 25 Open Market Committee meeting approached and fears heightened that there would be a shift in Fed policy. At that meeting, the Fed raised the fed funds target rate by 0.25% to 5.50% as expected.
Q. HOW HAS THE ECONOMY PERFORMED SINCE THE FED'S MARCH MEETING?
A. First quarter 1997 data indicated continued economic strength, with gross domestic product growing at a stronger-than-expected annual rate of nearly 5%. In addition, unemployment fell in April to 4.9%, the lowest level since 1973. Since then, economic data showed signs of a slowdown during the second quarter. Perhaps more importantly, inflation continued to remain in check. In fact, in the first half of the year there were six consecutive monthly drops in the producer price index, and the first half of the year's consumer price index was the lowest in 10 years.
Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?
A. One-year taxable rates reached a high point in mid-April as expectations of further Fed interest-rate increases peaked. The fund's average maturity lengthened to 47 days, as I purchased longer-term notes that offered attractive yields. The fund's average maturity rolled down when worries of further Fed rate increases diminished, as I switched my focus to shorter-term securities. Among these were variable rate demand notes (VRDNs) - variable rate securities that can be redeemed on short notice, typically in one or seven days. Because of a healthy supply, VRDNs were priced at historically attractive levels relative to the targeted fed funds rate. In the latter stages of the period, I turned my attention back to one-year paper during the municipal market's annual note borrowing season. The rates offered by these securities typically increase as most borrowers issue notes at the same time, causing a temporary imbalance between supply and demand.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on July 31, 1997 was 3.22%, compared to 3.05% six months ago. The latest yield was the equivalent of a taxable yield of 5.64% for New York investors on the 42.86% combined federal and state tax bracket. The fund's total return during the six-month period was 1.59%. That beat the total return of 1.50% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. The Fed may not need to raise short-term rates further if the pace of economic growth persists without any significant signs of inflation. As the next six months unfold, I plan to keep the fund's maturity relatively neutral. This position will allow me to extend the fund's average maturity with higher-yielding notes if a pick-up in economic growth in the third and fourth quarters leads to price increases and further action by the Fed.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: tax-free income by
investing in short-term
municipal money market
securities of all types
FUND NUMBER: 422
TRADING SYMBOL: FSNXX
START DATE: February 3, 1990
SIZE: as of July 31, 1997,
more than $768 million
MANAGER: Diane
McLaughlin, since April
1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1992
(checkmark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND    % OF FUND    % OF FUND
            ASSETS       ASSETS       ASSETS
            7/31/97      1/31/97      7/31/96

  0 - 30    74           74           69

 31 - 90    13            7           15

 91 - 180    6           12            5

181 - 397    7            7           11

WEIGHTED AVERAGE MATURITY
                               7/31/97   1/31/97   7/31/96

Spartan New York               39 days   45 days   52 days
Municipal Money Market

New York Tax-Free              49 days   51 days   55 days
Money Market Funds Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1997 AS OF JANUARY 31, 1997
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 14.0
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 14.0
Row: 1, Col: 5, Value: 66.0
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 27.0
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 56.0
Variable rate
demand notes
(VRDNs) 68%
Commercial
paper (including
CP mode) 14%
Tender bonds 3%
Municipal
notes 14%
Other 1%

Variable rate
demand notes
(VRDNs) 58%
Commercial
paper (including
CP mode) 11%
Tender bonds 3%
Municipal
notes 27%
Other 1%

* SOURCE: IBC'S MONEY FUND SOURCE(registered trademark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JULY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 93.0%
Albany Central School Dist.:
TAN:
 4% 10/17/97 $ 1,498,000 $ 1,499,035
  4% 10/17/97   700,000  700,585
 RAN 4.375% 10/24/97  3,700,000  3,704,205
Albany County Arpt. Auth. Arpt. Rev. Participating
VRDN, Trust Receipts 1997, 3.70% (Liquidity Facility
Bank of New York) (b)(c)  2,500,000  2,500,000
Albany Ind. Dev. Agcy. Ind. Dev. Rev. (Davies Office
Refurbishing) Series 97, 3.55%, LOC Marine
Midland Bank PLC, VRDN (b)  1,300,000  1,300,000
Amherst Ind. Dev. Auth. Ind. Dev. Rev. (Maple Dev. Proj.)
Series 1986, 3.75%, LOC Marine Midland Bank,
VRDN (b)  5,220,000  5,220,000
Babylon Ind. Dev. Rev. (Southern Container Corp.) 3.75%,
LOC Fleet Bank, VRDN (b)  3,300,000  3,300,000
Byram Hills Central School Dist. BAN 4.25% 7/3/98 1,400,000 1,405,531 Chemung County Ind. Dev. Agcy. Ind. Dev. Rev.
(MMARS Second Prog.) Series A, 3.75%,
LOC Marine Midland Bank VRDN  2,400,000  2,400,000
Dutchess County Ind. Dev. Auth. Ind. Dev. Rev.
(Toys "R" Us/Nytex Inc. Proj.) 3.75%,
LOC Bankers Trust Co., VRDN  500,000  500,000
Erie County Ind. Dev. Auth. Ind. Dev. Rev. VRDN:
(Niagara Envelope Co. Proj.) 3.75%,
 LOC Bankers Trust Co. (b) 1,800,000 1,800,000 (Uniland Dev./Buffalo Campus) Series 1986 D, 3.75%,
 LOC Marine Midland Bank (b)  1,230,000  1,230,000
Erie County RAN Series A, 4.50% 6/25/98  5,500,000  5,533,000
Hempstead Township Gen. Oblig. BAN:
4.10% 10/30/97  2,800,000  2,801,926
 4.25% 10/30/97  6,900,000  6,907,508
Herkimer County Ind. Dev. Agcy. (H.M. Quackenbush, Inc.)
Series 1988 A, 3.75%, LOC Marine Midland Bank,
VRDN (b)  1,000,000  1,000,000
Huntington Unified Free School Dist. TAN 4.25% 6/29/98  3,200,000
3,211,116
Hyde Park Central School Dist. BAN 3.95% 2/27/98  1,090,100  1,090,304
Island Park Unified School Dist. BAN 4.50% 9/12/97  2,200,000  2,201,128
Islip Gen. Oblig. BAN 4.10% 7/24/98  2,300,000  2,304,272
Islip Ind. Dev. Agcy. Rev. (Interstate Litho. Corp.)
Series 1996 A, 3.75%, LOC Marine Midland Bank NA,
VRDN (b)  1,400,000  1,400,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Lewis County Ind. Dev. Agcy. Ind. Dev. Rev. Rfdg.
(Philip Morris Proj.) 3.70% VRDN $ 1,300,000 $ 1,300,000
Monroe County Arpt. Auth. Participating VRDN,
(Greater Rochester International Arpt.) Series PT-98,
3.80% 1/1/19 LOC Bayerside Hypo (b)(c)  1,500,000  1,500,000
Monroe County Ind. Dev. Agcy. Rev. VRDN:
(AJL Mfg.) Series 1996 A, 3.75%, LOC Marine
 Midland Bank (b)  1,900,000  1,900,000
(Illbruck Office Prod., Inc.) Series 1997, 3.60% 5/1/17
 LOC Key Bank Nat'l. (b)  1,200,000  1,200,000
Monroe County Ind. Dev. Agcy. VRDN:
(Advent Tool & Mold) Series 1990 D, 3.75%, LOC Marine
 Midland Bank (b)  950,000  950,000
 (JMT Prop. Proj.) Series 1988 B, 3.75%, LOC Marine
 Midland Bank (b)  1,440,000  1,440,000
Nassau County Gen. Oblig. BAN:
4% 8/15/97  3,600,000  3,600,426
 4.50% 8/15/97  4,600,000  4,600,668
 4.25% 11/14/97  9,000,000  9,012,445
New Rochelle Gen. Oblig. BAN:
4.50% 9/12/97  2,145,000  2,146,100
 4.50% 9/12/97 (b)  500,000  500,205
New York City Gen. Oblig.:
Bonds:
 Series 1994 H-2, 3.85% 8/22/97 (MBIA Insured) (BPA
  Banco de Santander Puerto Rico) CP mode  3,000,000  3,000,000   Series
H-3, 3.80% 11/19/97 (FSA Insured) (BPA State
  Str. Bank & Trust Co.) CP mode  1,500,000  1,500,000   Series H-3, 3.85%
8/22/97 (FSA Insured) (BPA State
  Str. Bank & Trust Co.) CP mode  1,600,000  1,600,000
 Participating VRDN:
 Series 1994 C-3, 3.73%
  (Liquidity Facility Citibank) (c)  10,100,000  10,100,000
  Series I BTP-234, 3.70% 4/15/07
  (Liquidity Facility Bankers Trust Co.) (c)  7,200,000  7,200,000
 VRDN:
 Series 1992 D, 3.65% (FGIC Insured)
  (BPA FGIC-SPI)  3,100,000  3,100,000
  Series 1992 D, 3.65% (FGIC Insured)
  (BPA FGIC SPI)  17,800,000  17,800,000
  Series 1994 A-7, 3.70%, LOC Morgan
  Guaranty Trust Co.  2,700,000  2,700,000
  Series 1994 A-7, 3.70%, LOC Morgan Guaranty
  Trust Co.  2,000,000  2,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 VRDN: - continued
  Series 1995 F-4, 3.55%, LOC Landesbank
  Hessen-Thuringen  $ 6,700,000 $ 6,700,000
  Series 1995 F-5, 3.55%, LOC Bayerische
  Landesbank  5,100,000  5,100,000
New York City Hsg. Dev. Corp. Mtg. Rev. (York Avenue
Proj.) Series 1994 A, 3.60%, LOC Midland
Bank PLC, VRDN   15,650,000  15,650,000
New York City Hsg. Dev. Corp. Multi-Family Mtg. Rev VRDN:
(100 Jane Str. Dev. Proj.) Series 1995 A, 3.60%, LOC
 Fleet Bank NA (b)  13,150,000  13,150,000
(400 W. 59th Str. Proj.):
 3.60%, LOC Bayerische Hypothenken (b)  6,100,000  6,100,000
  3.60%, LOC Bayerische Hypothenken (b)  13,200,000  13,200,000
  3.65%, LOC Bayerische Hypothenken (b)  9,400,000  9,400,000
 (Tribeca Towers) Series 1994 A, 3.55% FNMA
 Guaranty (b)  1,000,000  1,000,000
 (W. 43rd Str. Dev.) Series1996 B, 3.60%,
 LOC Fleet Bank NA   19,000,000  19,000,000
New York City Hsg. Dev. Corp. Spl. Rev.
(Related-E. 96th Str. Proj.) Series 1990 A, 3.70%,
LOC Bank of Tokyo-Mitsubishi, Ltd., VRDN  2,500,000  2,500,000
New York City Ind. Dev. Agcy. Ind. Dev. Rev.:
VRDN:
 (Andin International) 3.65%, LOC ABN-Amro Bank (b)  2,150,000  2,150,000
  (Apache II Realty) 3.65%, LOC ABN-Amro Bank (b) 1,150,000 1,150,000 (Brooklyn Navy Yard) Series 1995A, 3.80%,
  LOC Bank of America  2,000,000  2,000,000
  (Brooklyn Navy Yard) Series 1995 B, 3.65%,
  LOC Bank of America  4,500,000  4,500,000
  (Raisin Realty, Inc. Bowe Industries) Series K, 3.65%,
  LOC ABN-Amro Bank (b)  1,700,000  1,700,000
 Participating VRDN Rev. (Japan Airlines):
 Series 1997 E, 3.80% (Liquidity Facility Caisse des
  Depots et Consignations) (b)(c)  4,600,000  4,600,000   Series 1997-H,
3.80% (Liquidity Facility Caisse des
  Depots et Consignations) (b)(c)  3,300,000  3,300,000   Series 1996 H,
3.80% (Liquidity Facility Caisse des
  Depots et Consignations) (b)(c)  1,695,000  1,695,000
New York City Ind. Dev. Agcy. Rev. (Korean Air Lines Proj.)
VRDN:
 Series 1997-A, 3.60%, LOC Bankers Trust Co. (b)  5,000,000  5,000,000
  Series 1997-B, 3.60%, LOC Bankers Trust Co. (b)  4,100,000  4,100,000
  Series 1997-C, 3.65%, LOC Bankers Trust Co. (b)  1,900,000  1,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Ind. Dev. Agcy. Spl. Facs. Rev. (Air Express
International Corp. Proj.) Series 1997, 3.55%, LOC First
Union National Bank, VRDN (b) $ 3,200,000 $ 3,200,000
New York City Metropolitan Trans. Auth. Participating VRDN:
Series 1993 C, 3.70% (Liquidity Facility Citibank)
 (FGIC Insured) (c)  10,000,000  10,000,000
 Series 96C3201, 3.73% (Liquidity Facility
 Citibank) (c)  15,800,000  15,800,000
New York City Muni. Assistance Corp.:
Bonds Series L, 4.50% 7/1/98  4,000,000  4,024,298Participating VRDN,
Series G BTP-225, 3.70%
 (Liquidity Facility Bankers Trust Co.) (c) 9,300,000 9,300,000Series K-1, 3.65%, LOC Westdeutsche
 Landesbank, VRDN  4,000,000  4,000,000Series K-3:
 3.65% 8/12/97 LOC Landesbank
  Hessen-Thuringen  4,600,000  4,600,000
  3.80% 10/23/97 LOC Landesbank
  Hessen-Thuringen  5,300,000  5,300,000
New York City Muni. Fin. Auth. Participating VRDN,
Series 1992 A, 3.70% (MBIA Insured) (Liquidity Facility
Citibank) (c)  3,500,000  3,500,000
New York City Muni. Wtr. Fin. Auth.:
CP:
 Series 1:
  3.75% 9/12/97 LOC Canadian Imperial
   Bank of Comm.   2,400,000  2,400,000    3.65% 9/18/97 LOC Canadian
Imperial
   Bank of Comm.   11,500,000  11,500,000
   3.80% 11/6/97 LOC Canadian Imperial
   Bank of Comm.   2,700,000  2,700,000
  Series 4, 3.75% 8/21/97 LOC Credit Suisse
  FirstBoston Bank  4,100,000  4,100,000
 Rev. Participating VRDN, Series FR-6, 3.65%
 (Liquidity Facility Bank of New York, NA) (c)  13,500,000  13,500,000
 Series 3:
 3.80% 11/6/97 LOC Bank of Nova Scotia,
  Toronto-Dominion Bank   8,000,000  8,000,000
  3.80% 11/6/97 LOC Bank of Nova Scotia,
  Toronto-Dominion Bank  7,100,000  7,100,000
New York City Trust Cultural Resources VRDN:
(Museum of Broadcasting) Series 1989, 3.55%,
 LOC Krediet Bank  1,800,000  1,800,000
 (The Jewish Museum) 3.60%, LOC Sumitomo Bank, Ltd.   3,025,000  3,025,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Participating VRDN:
Series PA-60, 3.70% (Liquidity Facility Merrill
 Lynch & Co.) (c) $ 2,500,000 $ 2,500,000  Series 97C3202, 3.73% (Liquidity
Facility Citibank) (c)  2,700,000  2,700,000
New York State Dorm. Auth. Rev. Bonds (Mem.
Sloan-Kettering Cancer Ctr.):
 Series 89-C:
  3.75% 8/19/97 LOC Chase Manhattan
   Bank, CP mode  1,625,000  1,625,000
   3.80% 10/29/97 LOC Chase Manhattan
   Bank, CP mode  8,500,000  8,500,000
  Series 89-D, 3.80% 9/18/97 LOC Chase Manhattan
  Bank, CP mode  4,835,000  4,835,000
  Series 1996, 3.80% 10/22/97 LOC Morgan
  Guaranty, CP mode  4,500,000  4,500,000
New York State Energy Research and Dev. Auth.
Participating VRDN:
 Series 943202, 3.73% (Liquidity Facility Citibank)
  (MBIA Insured) (c)  11,600,000  11,600,000   Series 96C3202, 3.73%
(Liquidity Facility Citibank) (c)  5,700,000  5,700,000
New York State Energy Research and Dev. Auth. Rev.
(Long Island Lighting) VRDN:
 Series 1993 A, 3.65%, LOC Toronto Dominion
  Bank, Canada (b)  23,800,000  23,800,000
  Series 1994 A, 3.60%, LOC Union Bank of
  Switzerland (b)  12,200,000  12,200,000
  Series 1995 A, 3.60% LOC Union Bank of
  Switzerland (b)  16,200,000  16,200,000
  Series 1997 A2, 3.55% (MBIA Insured)
  (BPA Union Bank of Switzerland)   1,600,000  1,600,000
New York State Energy Research & Dev. Auth. Poll. Cont. Rev.
(Niagra Mohawk Pwr.) VRDN:
 Series 1987 A, 3.95%, LOC Toronto Dominion
  Bank, Canada   8,500,000  8,500,000
  Series 1987 B, 3.75%, LOC Morgan Guaranty
  Trust Co (b)  2,500,000  2,500,000
New York State Gen. Oblig.:
CP:
 Series S:
  3.65% 8/12/97 (Liquidity Facility Westdeutsche
   Landesbank)   1,600,000  1,600,000
   3.80% 9/12/97 (Liquidity Facility Westdeutche
   Landesbank Girontzen)  5,500,000  5,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Gen. Oblig.: - continued
CP: - continued
  Series T:
  3.80% 8/12/97 (Liquidity Facility Westdeutsche
   Landesbank Girontzen) $ 3,900,000 $ 3,900,000
   3.80% 10/23/97 (Liquidity Facility Westdeutsche
   Landesbank)  5,200,000  5,200,000
  Series U:
  3.80% 8/14/97 (Liquidity Facility Westdeutche
   Landesbank)  4,700,000  4,700,000    3.75% 9/10/97 (Liquidity Facility
Westdeutche
   Landesbank)  9,500,000  9,500,000
 Bonds Series 1997A, 3.75% 8/20/97 LOC Bayerische
 Landesbank Girozent, Landesbank
 Hessen-Thuringen, CP mode  2,000,000  2,000,000
New York State Hsg. Fin. Agcy. Rev.:
VRDN:
 (250 W. 50th Str.) Series 1997 A, 3.60%, LOC Fleet
  Bank NA (b)  11,000,000  11,000,000
  (Normandie Court II Proj.) Series 1987 A, 3.55%,
  LOC Fleet National Bank NA (b)  1,000,000  1,000,000
  (E. 84th Str. Proj.) Series 1995 A, 3.60%, LOC Fleet
  National Bank NA (b)  7,000,000  7,000,000
 (Housing Proj.) Participating VRDN, PT107 Trust
 Receipts, 3.65% (Liquidity Facility Banco
 Santander SA) (c)  4,000,000  4,000,000
New York State Local Gov't. Assistance Corp.:
Series 1995 E, 3.55%, LOC Canadian Imperial Bank of
 Commerce, VRDN  5,600,000  5,600,000
 Rev. Participating VRDN, Series 1997 SG-99, 3.75%
 (Liquidity Facility Societe Generale, France) (c) 2,300,000 2,300,000 New York State Medcare Facs. Fin. Agcy. Participating VRDN,
Series PA-89, 3.70% (Liquidity Facility
Merrill Lynch & Co.) (c)  3,980,000  3,980,000
New York State Mtg. Agcy. Homeowner Mtg. Rev.
Participating VRDN:
 Series 97G, 3.80% (Liquidity Facility Caisse
  des Depots et Consignations) (b)(c)  7,360,000  7,360,000   Series 97J,
3.80% (Liquidity Facility Corestates
  Bank) (b)(c)  4,600,000  4,600,000
  Series PA-29, 3.80% (Liquidity
  Facility Merrill Lynch & Co.) (b)(c)  6,000,000  6,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Mtg. Agcy. Homeowner Mtg. Rev.
Participating VRDN: - continued
  Series PA-87, 3.80% (Liquidity Facility Merrill
  Lynch & Co.) (b)(c) $ 3,020,000 $ 3,020,000
  Series PA-153, 3.80% (Liquidity Facility Merrill Lynch &
  Co. Inc.) (b)(c)  2,890,000  2,890,000
  Series PT-11, 3.80% (Liquidity Facility Commerzbank,
  Germany) (c)  2,000,000  2,000,000
  Series PT-15 A, 3.80% (Liquidity Facility Commerzbank,
  Germany) (b)(c)  4,500,000  4,500,000
  Series PT 15-B, 3.80% (Liquidity Facility Commerzbank,
  Germany) (b)(c)  2,940,000  2,940,000
  Series PT-26, 3.80% (Liquidity Facility Credit
  Suisse, Switzerland) (b)(c)  2,290,000  2,290,000
  Series PT-108, 3.80% (Liquidity Facility Banco
  Santander SA) (b)(c)  2,845,000  2,845,000
New York State Pwr. Auth. Bonds:
3.50% tender 9/1/97  15,000,000  15,000,000
 3.50% tender 9/1/97  3,100,000  3,100,000
New York State Pwr. Auth. CP:
3.80% 8/13/97  2,200,000  2,200,000
 3.90% 8/14/97  1,800,000  1,800,000
 3.80% 9/9/97  1,000,000  1,000,000
 3.80% 9/11/97  1,800,000  1,800,000
Niagara County Gen. Oblig. BAN 4.25% 12/5/97  1,100,000  1,101,963
Northport-E. Northport Unified School Dist. TAN
4.25% 6/30/98  8,175,000  8,202,764
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev.
(Utica Corp.) Series 1996, 3.50%, LOC Fleet Bank,
VRDN (b)  2,500,000  2,500,000
Oswego County Ind. Dev. Auth. Ind. Dev. Rev.
(Engraph Inc. Proj.) Series 1989, 3.70%, LOC SunTrust
Bank, VRDN (b)  5,620,000  5,620,000
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev.
(Philip Morris Co. Proj.) 3.65% VRDN  5,200,000  5,200,000
Plainview-Old Bethpage County School Dist.TAN
4.25% 6/30/98  4,600,000  4,614,421
Putnam County Gen. Oblig. TAN 4% 8/27/97  3,350,000  3,350,194
Rochester Gen. Oblig. BAN:
Series I, 4% 3/10/98  6,000,000  6,010,349Series III, 4.50% 10/30/97
500,000  500,974
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Rockland County Ind. Dev. Agcy. Rev. (INSL-X Prod. Corp.
Proj.) Series 1990, 3.70%, LOC Bank of
New York, VRDN (b) $ 2,850,000 $ 2,850,000
Rockland Gen. Oblig. BAN 4% 3/6/98  3,200,000  3,207,242
Roslyn Unified Free School Dist. TAN 4.25% 6/29/98  2,950,000  2,960,248
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev.
(Reynolds Metals Proj.) 3.60%, LOC Royal Bank of
Canada, VRDN  5,300,000  5,300,000
Schenectady Ind. Dev. Agcy. Rev. (Super Steel Schenectady
Proj.) 3.65%, LOC Key Bank of New York, VRDN 2,100,000 2,100,000 Southampton Unified Free School Dist. TAN
4.25% 6/25/98  4,450,000  4,465,657
Spencerport Central School Dist. BAN
4.25% 11/26/97  4,600,000  4,607,895
Suffolk County Gen. Oblig. TAN 4.50% 9/11/97  12,255,000  12,262,009
Suffolk County Ind. Dev. Agcy. Rev. VRDN:
(Maryhaven Center of Hope, Inc.) Series 97A, 3.80%
 LOC Key Bank Nat'l Assn. 2,700,000 2,700,000 (Nissequogue Cogen Partner Fac.) 3.70%, LOC Toronto-
 Dominion Bank, Canada, VRDN (b)  11,400,000  11,400,000
Suffolk County Pub. Impt. Bonds Series C, 5% 10/15/97 700,000 701,543 Tompkins County Gen. Oblig. BAN 4.25% 4/10/98 3,600,000 3,605,827
Triborough Bridge & Tunnel Auth.:
Rev. Participating VRDN, Series BT-162, 3.70%
 (Liquidity Facility Bankers Trust Co.) (c)  2,346,000  2,346,000
 Spl. Oblig.:
 Series 1994, 3.60% (FGIC Insured)
  (BPA FGIC-SPI) VRDN  13,600,000  13,600,000
  Participating VRDN, Series BT-184, 3.65% (Liquidity
  Facility Bankers Trust Co.) (c)  4,420,000  4,420,000
  717,914,838
NEW YORK & NEW JERSEY - 7.0%
New York & New Jersey Port Auth.:
Rev. VRDN:
 Series 1991, 3.89% (b)  9,800,000  9,800,000   Series 1992, 3.50%
9,600,000  9,600,000   Series 1995, 3.50% (b)  13,200,000  13,200,000
Series 1997 I-D, 3.60%  4,500,000  4,500,000
 (JFK Arpt. Term.) Bonds Series 6, 4% tender 8/14/97
 (Liquidity Facility Societe Generale, France) (b)(d) 5,300,000 5,300,000 (JFK Arpt. Term. ) Participating VRDN, Series 1997, 3.70%
 (Liquidity Facility Bank of New York) (b)(c) 8,400,000 8,400,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 7.0%
New York & New Jersey Port Auth.: - continued
 Participating VRDN, 3.70% (Liquidity Facility Bank of
 New York) (c) $ 3,000,000 $ 3,000,000
  53,800,000
TOTAL INVESTMENTS - 100%  $  771,714,838
Total Cost for Income Tax Purposes $  771,714,838
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
SECURITY ACQUISITION ACQUISITION
 DATE COST
New York & New Jersey
 Port Auth.(JFK Arpt.
 Term.) Bonds Series 6,
 4%, tender 8/14/97
 (Liquidity Facility Societe
 General, France) 5/15/97 $ 5,300
INCOME TAX INFORMATION
At January 31, 1997, the fund had a capital loss carryforward of approximately $99,940 of which $20, $20,930, $50,780 and $28,210 will expire on January 31, 2000, 2001, 2002 and 2005, respectively.
OTHER INFORMATION
 At the end of the period, restricted securities (excluding 144A issues) amounted to $5,300,000 or 0.7% of net assets
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JULY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value -                                     $ 771,714,838
See accompanying schedule

Interest receivable                                                       5,251,704

 TOTAL ASSETS                                                             776,966,542

LIABILITIES

Payable to custodian bank                                   $ 393,874

Payable for investments purchased                            4,012,740

Share transactions in process                                3,682,242

Distributions payable                                        46,047

Accrued management fee                                       327,813

Other payables and accrued expenses                          6,369

 TOTAL LIABILITIES                                                        8,469,085

NET ASSETS                                                               $ 768,497,457

Net Assets consist of:

Paid in capital                                                          $ 768,633,531

Accumulated net realized gain (loss) on investments                       (136,074)

NET ASSETS, for 768,616,580 shares outstanding                           $ 768,497,457

NET ASSET VALUE, offering price and redemption price per                  $1.00
share ($768,497,457 (divided by) 768,616,580 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JULY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                       $ 13,949,364

EXPENSES

Management fee                                          $ 1,882,270

Non-interested trustees' compensation                    2,076

 Total expenses before reductions                        1,884,346

 Expense reductions                                      (7,391)       1,876,955

NET INTEREST INCOME                                                    12,072,409

REALIZED AND UNREALIZED GAIN (LOSS)                                    (36,171)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                        (2,163)
accretion
of market discount

NET GAIN (LOSS)                                                        (38,334)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 12,034,075

OTHER INFORMATION                                                     $ 2,730
Expense Reductions
 Custodian credits

 Transfer agent credits                                                4,661

                                                                      $ 7,391


STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS       YEAR ENDED
                                                           ENDED            JANUARY 31,
                                                           JULY 31, 1997    1997
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 12,072,409     $ 21,292,941
Net interest income

 Net realized gain (loss)                                   (36,171)         (28,170)

 Increase (decrease) in net unrealized gain from            (2,163)          2,163
 accretion of market discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            12,034,075       21,266,934
FROM OPERATIONS

Distributions to shareholders from net interest income      (12,072,409)     (21,292,941)

Share transactions at net asset value of $1.00 per share    406,294,279      706,921,287
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     11,863,285       20,914,495

 Cost of shares redeemed                                    (393,549,864)    (660,356,695)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            24,607,700       67,479,087
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   24,569,366       67,453,080

NET ASSETS

 Beginning of period                                        743,928,091      676,475,011

 End of period                                             $ 768,497,457    $ 743,928,091



      SIX MONTHS      YEARS ENDED JANUARY 31,                        NINE MONTHS
      ENDED                                                          ENDED
      JULY 31, 1997                                                  JANUARY 31,

      (UNAUDITED)     1997                      1996   1995   1994   1993





SELECTED PER-SHARE DATA

Net asset value, beginning of period                 $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                    .016        .030        .034        .025        .020        .018
Net interest income

Less Distributions

 From net interest income                            (.016)      (.030)      (.034)      (.025)      (.020)      (.018)

Net asset value, end of period                       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN B, C                                    1.59%       3.07%       3.46%       2.56%       1.99%       1.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)              $ 768,497   $ 743,928   $ 676,475   $ 570,708   $ 462,124   $ 453,812

Ratio of expenses to average net assets              .50% A      .50%        .50%        .50%        .50%        .50% A

Ratio of expenses to average net assets after
 expense reductions                                  .50% A      .49%        .50%        .50%        .50%        .50% A
                                                                 D

Ratio of net interest income to average net assets   3.20% A     3.03%       3.41%       2.55%       1.97%       2.43% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan New York Municipal Income Fund (the income fund) and Spartan New York Intermediate Municipal Income Fund (the intermediate fund) are funds of Fidelity New York Municipal Trust. Spartan New York Municipal Money Market Fund (the money market fund) is a fund of Fidelity New York Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund, the intermediate fund and the money market fund:
SECURITY VALUATION.
 INCOME AND INTERMEDIATE FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
 MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. The income and intermediate funds may use futures contracts to manage their exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55%, .55% and .50% of average net assets for the income, intermediate and money market funds, respectively. FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $615, $140 and $4,708 for the income, intermediate and money market funds, respectively.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
 FMR has entered into arrangements on behalf of certain funds with the funds' custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. PROPOSED REORGANIZATION
The Board of Trustees of the income and intermediate funds (the target funds) have approved Agreements and Plans of Reorganization ("Agreements") between each of these target funds and Fidelity New York Municipal Income Fund ("Reorganizations"). The Agreements
6. PROPOSED REORGANIZATION - CONTINUED
provide for the transfer of all of the assets of each of the target funds to Fidelity New York Municipal Income Fund in exchange solely for the number of shares of Fidelity New York Municipal Income Fund having the same aggregate net asset value as the outstanding shares of each of the target funds at the close of business on the day that the Reorganizations are effective. The Agreements also provide for the assumption by Fidelity New York Municipal Income Fund of all of the liabilities of each of the target funds. A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the target fund to which the Reorganization relates. A Special Meeting of Shareholders ("Meeting") of the income fund and the intermediate fund will be held on December 17, 1997 to vote on the Agreements. A detailed description of the proposed transaction and voting information will be sent to shareholders of each target fund in October, 1997. If the Agreements are approved at the Meeting, the Reorganizations for the income and intermediate funds are expected to become effective on or about January 8, 1998 and January 15, 1998, respectively.
Effective April 1, 1997 shares of the income and intermediate funds are no longer available for purchase or exchange to new accounts of these funds. However, existing shareholders of the funds can continue to purchase shares of these funds up to the close of business on October 20, 1997 at which time the funds will be closed to all purchases except for reinvestment of dividends or other distributions.
PROXY VOTING RESULTS


A special meeting of Spartan New York Municipal Money Market Fund's shareholders was held on March 19, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
J. GARY BURKHEAD
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 424,992,010.972 96.026
Withheld 17,587,383.660 3.974
 TOTAL 442,579,394.632 100.000
RALPH F. COX
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 425,443,012.902 96.128
Withheld 17,136,381.730 3.872
 TOTAL 442,579,394.632 100.000
PHYLLIS BURKE DAVIS
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 424,565,780.012 95.930
Withheld 18,013,614.620 4.070
 TOTAL 442,579,394.632 100.000
ROBERT M. GATES
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 423,946,226.802 95.790
Withheld 18,633,167.830 4.210
 TOTAL 442,579,394.632 100.000
EDWARD C. JOHNSON 3RD
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 423,821,562.982 95.762
Withheld 18,757,831.650 4.238
 TOTAL 442,579,394.632 100.000
E. BRADLEY JONES
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 424,678,630.952 95.955
Withheld 17,900,763.680 4.045
 TOTAL 442,579,394.632 100.000
DONALD J. KIRK
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 424,973,335.242 96.022
Withheld 17,606,059.390 3.978
 TOTAL 442,579,394.632 100.000
PETER S. LYNCH
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 425,202,530.202 96.074
Withheld 17,376,864.430 3.926
 TOTAL 442,579,394.632 100.000
WILLIAM O. MCCOY
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 425,171,421.252 96.067
Withheld 17,407,973.380 3.933
 TOTAL 442,579,394.632 100.000
GERALD C. MCDONOUGH
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 424,897,599.692 96.005
Withheld 17,681,794.940 3.995
 TOTAL 442,579,394.632 100.000
MARVIN L. MANN
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 425,246,979.622 96.084
Withheld 17,332,415.010 3.916
 TOTAL 442,579,394.632 100.000
THOMAS R. WILLIAMS
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative 425,227,549.092 96.079
Withheld 17,351,845.540 3.921
 TOTAL 442,579,394.632 100.000
PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the trust.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     415,038,557.902    93.777

Against         12,326,241.250     2.785

Abstain         15,214,595.480     3.438

TOTAL           442,579,394.632    100.000

PROPOSAL 3
To amend the Trust Instrument to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
 # OF % OF
 SHARES VOTED SHARES VOTED
Affirmative     391,418,522.167    88.440

Against         31,140,439.200     7.036

Abstain         20,020,433.265     4.524

TOTAL           442,579,394.632    100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
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SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
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1
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2
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3
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fund activity.
4
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5
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*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information,
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tools and news about Fidelity products and services.
(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
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1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME AND INTERMEDIATE FUNDS
Boyce Greer, Vice President -
MONEY MARKET FUND
Norman Lind, Vice President -
INCOME AND INTERMEDIATE FUNDS
Diane M. McLaughlin, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant
Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE